Alliance Institutional
Funds

Annual Report
October 31, 2001

                                [GRAPHIC OMITTED]

                                            ALLIANCE CAPITAL [LOGO](R)
                                            The Investment Professional's Choice
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                           Investment Products Offered
                           ---------------------------
                            o Are Not FDIC Insured
                            o May Lose Value
                            o Are Not Bank Guaranteed
                           ---------------------------

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.
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                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

LETTER TO SHAREHOLDERS
December 13, 2001

Dear Shareholder:

This report provides you with an update on the performance and investment activity of the portfolios of Alliance Institutional Funds for the annual reporting period ended October 31, 2001.

Alliance Premier Growth Institutional Fund

Portfolio Manager: Alfred Harrison

Investment Objectives and Policies

Alliance Premier Growth Institutional Fund (the "Fund") is an open-end, diversified investment company that seeks long-term growth of capital by investing in the common stocks of a limited number of large, carefully selected, high quality U.S. companies that are judged likely to achieve superior earnings growth. Normally, about 40 to 60 companies will be represented in the portfolio, with the 25 most highly regarded of these usually constituting 70% of the Fund's net assets.

Investment Results

The following table provides the performance results for the Fund and its benchmark, the Russell 1000 Growth Index, which measures the performance of large-cap U.S. stocks, for the six- and 12-month periods ended October 31, 2001. Also included are the returns for the Standard & Poor's (S&P) 500 Stock Index, a common measure of the broad stock market, for the corresponding periods.

INVESTMENT RESULTS*
Periods Ended October 31, 2001

                                                         -----------------------
                                                              Total Returns
                                                         -----------------------
                                                         6 Months      12 Months
--------------------------------------------------------------------------------

Alliance Premier Growth Institutional Fund
   Class I                                                -23.43%       -37.36%
--------------------------------------------------------------------------------
   Class II                                               -23.57%       -37.54%
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Russell 1000 Growth Index                                 -18.37%       -39.95%
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S&P 500 Stock Index                                       -14.52%       -24.83%
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*     The Fund's investment results are total returns for the periods shown and are based on the net asset value (NAV) of each class of shares as of October 31, 2001. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for the Fund include the reinvestment of any distributions paid during each period. Past performance is no guarantee of future results.

      The unmanaged Russell 1000 Growth Index contains those securities in the Russell 1000 Index with a greater-than-average growth orientation. The unmanaged Russell 1000 Index is comprised of 1000 of the largest capitalized companies that are traded in the United States. The unmanaged Standard & Poor's (S&P) 500 Stock Index is comprised of 500 U.S. companies and is a common measure of the performance of the overall U.S. stock market. The indices reflect


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                                                ALLIANCE INSTITUTIONAL FUNDS o 1
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LETTER TO SHAREHOLDERS
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      no fees or expenses. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance Premier Growth Institutional Fund.

      Additional investment results appear on pages 12-15.

During the six-month period ended October 31, 2001, the Fund underperformed its benchmark, the Russell 1000 Growth Index, but outperformed this benchmark over the 12-month period under review. During the same six- and 12-month periods, the Fund underperformed the S&P 500 Stock Index.

The Fund's outperformance relative to its Russell benchmark over the past year is attributed primarily to a consistent, underweight position in technology stocks. The Fund also was able to avoid the collapse in the technology sector towards the end of 2000, which added to the Fund's outperformance. By contrast, the Fund's underperformance over the six-month period ended October 31, 2001, relative to the Russell benchmark, is due to the Fund's exposure to select retail and media stocks. These stocks suffered from investors' concerns of reduced consumer and advertising expenditures as the U.S. economic slowdown accelerated. Despite also being modestly underweight in the technology sector relative to the S&P 500 Stock Index, specific stock disappointments overcame that advantage, contributing to the Fund's underperformance.

Economic Review and Outlook

Prior to the tragic events of September 11, we were beginning to feel slightly more positive about the evolving prospects for the U.S. economy and stock valuations. The U.S. was still in a declining mode, as was also true in Europe and Asia. Still, the pace of the economic decline was easing, and there were scattered indications that stability might be at hand. All along, consumers showed a great resilience in continuing to spend, and housing markets also maintained a strong pace. These indications, in combination with the string of interest rate and tax cuts, suggested that the money that had been built up on the sidelines would, at some early point, begin to return to equities.

Having said this, we nevertheless kept a balanced approach to the Fund's creeping level of aggressiveness. We still felt that many technology stocks, while in some instances down 60% to 80% from peak levels achieved in early 2000, were still supporting fairly full 2002 price-to-earnings (P/E) multiples--which themselves were based on earnings estimates of low confidence. Accordingly, we felt that a barbell approach (a mixture of both defensive and reasonably-priced aggressive growth stocks) was the appropriate policy.

However, following September 11, a more cautionary stance was clearly advisable, at least until we could gauge the extent of the additional negative bias to the economy and see whether investor psychology would magnify such fear and lead to meaningfully


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                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

lower equity prices. As it turned out, the stock market initially acted rationally by declining, but not panicking. As such, the barbell approach still seemed to afford the right balance--i.e. somewhat worse economic prospects matched by lower stock prices.

Many of the preconditions for economic recovery, which include lower interest rates, fiscal stimulus and lower inventories, are in place. Yet, while it is impossible to forecast future tragic events, the stock market's history suggests that buying at any point in secular market troughs, even buying at moments of crisis or severe market shock, ultimately is rewarded.

While all of this sounds like "Investing 101," it is critical that we, as fiduciaries charged to "exercise care, skill and prudence," stand up to be counted during down markets just as we hopefully should take more defensive action during periods of market euphoria as marked in late 1999 and early 2000.

Review of Investment Strategy

The Fund seeks long term growth by investing in many of the premier U.S. companies that demonstrate world leadership positions. We are focusing on companies with only the highest assurance of upward earnings, and remain extremely price conscious when looking at one stock against another. We are not as heavily invested in the growth favorites, such as technology, to the extent that some benchmarks would dictate. We are continuing to run the Fund's portfolio with a broad mix of stocks. We believe a middle road is the correct path, given our positive feeling on fundamentals but some discomfort with the higher level of risk that the economy overall may slow more abruptly than generally believed. As always, we will continue to make individual decisions as best we see the marriage of fundamentals and price on all stocks in the Fund's portfolio at each point of the market's gyrations.

Alliance Quasar Institutional Fund

Portfolio Manager: Bruce K. Aronow

Investment Objectives and Policies

Alliance Quasar Institutional Fund (the "Fund") is an open-end fund that seeks growth of capital by pursuing aggressive investment policies. The Fund invests in a diversified portfolio of equity securities that offer the possibility of above-average earnings growth. The Fund emphasizes investment in small-capitalization companies in the United States and also pursues investment opportunities outside the United States.

Investment Results

The following table provides performance results for the Fund and its benchmark, the Russell 2000 Growth Index, for the six- and 12-month periods ended October 31, 2001.


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                                                ALLIANCE INSTITUTIONAL FUNDS o 3
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LETTER TO SHAREHOLDERS
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INVESTMENT RESULTS*
Periods Ended October 31, 2001

                                                         -----------------------
                                                              Total Returns
                                                         -----------------------
                                                         6 Months      12 Months
--------------------------------------------------------------------------------

Alliance Quasar Institutional Fund
   Class I                                                -15.00%       -27.20%
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   Class II                                               -15.49%       -27.71%
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Russell 2000 Growth Index                                 -17.14%       -31.50%
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*     The Fund's investment results are total returns for the periods shown and are based on the net asset value (NAV) of each class of shares as of October 31, 2001. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for the Fund include the reinvestment of any distributions paid during each period. Past performance is no guarantee of future results.

      The unmanaged Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Index is a capitalization-weighted index that includes 2,000 of the smallest stocks, representing approximately 10% of the U.S. equity market. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance Quasar Institutional Fund.

      Additional investment results appear on pages 16-19.

Hurt by a challenging environment for small-cap growth stocks, the Fund declined sharply for both the six- and 12-month periods ended October 31, 2001. For the six-month period, the Fund's Class I shares declined 15.00%, outperforming the Russell 2000 Growth Index of small-cap stocks which declined 17.14% over the same time frame. The Fund's favorable relative performance benefited from a modest underweight in the very poor performing technology sector and a modest overweight in health care and consumer stocks. Strong stock selection in the consumer, technology and industrial sectors of the portfolio also contributed to the Fund's outperformance.

The reporting period ended October 31, 2001 marked the third worst 12-month period of small-cap growth stock performance in more than two decades. Over this time frame, the Russell 2000 Growth Index declined a staggering 31.50%. The Fund declined sharply over this time frame, as well, its class I shares giving up 27.20%. Although the Fund's growth bias made for a uniquely challenging environment, strong stock selection in the health care, energy and technology sectors enabled the Fund to outperform its benchmark by more than 400 basis points. Relative returns also benefited from a modest underweight in technology stocks that was maintained throughout the period.

Investment Strategy

The Fund seeks investments in faster-than-average growing companies that are displaying improving fundamentals and favorable earnings momentum. The Fund invests in smaller-capitalization companies across all major industry groups. The portfolio management team incorporates both fundamental


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                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

and quantitative disciplines to identify attractive investment opportunities.

Investment Review

Small-cap growth investors faced many challenges throughout the six-month period ended October 31, 2001. The economic slowdown that began late last year gained momentum and spread to virtually every sector of the economy. Companies failed to meet already downwardly revised earnings expectations, and future forecasts were cut further. Although investors showed a willingness to look through many of these challenges early in the period, bad news coming out of second-quarter earnings reports led to another sharp leg down across the small-cap growth universe. The attacks of September 11 only served to exacerbate what was already a difficult investment environment.

Technology stocks and energy stocks were two of the hardest hit groups during the period under review, with each group declining more than 25%. Industrial and telecommunications-related stocks also performed poorly during the period. About the only sectors to hold up well in the current environment have been financial services and consumer staples, each of which eked out a modestly positive return for the six-month period ended October 31, 2001.

Perhaps not surprising, some of the Fund's best performing stocks during the six-month period were financial services companies. Two worth noting were insurance broker Arthur J. Gallagher & Co. and reinsurance company RenaissanceRe Holdings, Ltd. Both of these companies performed exceptionally following September's terrorist attacks, as investors anticipated strong future pricing trends. Within the consumer space, entertainment software companies THQ, Inc. and Activision made significant contributions to the Fund's absolute and relative returns. Both of these stocks, as well as book, music and game retailer Barnes & Noble, benefited from growing investor enthusiasm surrounding several new entertainment software platforms.

While the list of poorly performing small-cap growth stocks over the past six months is a long one, several stocks in the Fund suffered disproportionately and deserve further discussion. Within technology, eBusiness software developers Informatica Corp. and Actuate Corp. were two of the Fund's bigger disappointments, each losing more than 60% of their value during the period. Unable to sidestep broad cutbacks in information technology spending, both of these stocks were particularly susceptible to a severe correction, given their higher-than-average valuations. Although health care, as a sector, performed relatively well during the period, several of the Fund's health care investments performed poorly. Matrix Pharmaceutical, Inc. fell sharply following an unfavorable ruling from the Food and Drug Administration (FDA) on one of the company's key products under development. Biosite Diagnostics, Inc., a maker of emergency diagnostic products, also performed poorly, following lowered second half and 2002 guidance.


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                                                ALLIANCE INSTITUTIONAL FUNDS o 5
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LETTER TO SHAREHOLDERS
----------------------

Outlook

Despite disappointing performance over the preceding six- and 12-month periods, the small-cap market is likely to remain difficult over the near-term. Earnings expectations, already under pressure prior to the horrific events of September 11, are likely to be revised even lower as investors factor in a more severe and potentially more protracted slowdown than originally expected. The current outlook for small-cap growth stocks is further clouded by an increasingly risk averse investor base. Looking forward, however, small-cap growth investors are likely to be rewarded for their patience, as small-cap stocks have historically tended to be market leaders coming out of periods of market adversity.

As for current positioning, the Fund has not made any wholesale changes to its positioning subsequent to the events of September 11. Sector allocations are largely in line with those of the Russell 2000 Growth Index. The Fund's holdings in technology and health care stocks are both closer to market weight after maintaining an underweight position and an overweight position, respectively, for most of the past 12 months. On the margin, incremental money has been put to work on companies whose fundamentals are likely to weather the current slowdown as well as companies likely to be early beneficiaries of an economic recovery. Cognizant of the current environment, the group has also taken a more selective approach to valuations.

AllianceBernstein Real Estate Investment Institutional Fund

Portfolio Manager: Daniel G. Pine

Investment Objectives and Policies

AllianceBernstein Real Estate Investment Institutional Fund (the "Fund") is an open-end fund that seeks a total return on its assets from long-term growth of capital and from income principally through investing in a portfolio of equity securities of issuers that are primarily engaged in or related to the real estate industry.

Investment Results

The following table provides the performance results for the Fund and its benchmarks, the National Association of Real Estate Investment Trusts (NAREIT) Equity Index and the Standard & Poor's (S&P) 500 Stock Index, for the six- and 12-month periods ended October 31, 2001.

INVESTMENT RESULTS*
Periods Ended October 31, 2001

                                                         -----------------------
                                                              Total Returns
                                                         -----------------------
                                                         6 Months      12 Months
--------------------------------------------------------------------------------

AllianceBernstein Real Estate Investment Institutional
Fund
   Class I                                                 0.36%         8.05%
--------------------------------------------------------------------------------
   Class II                                                0.20%         7.83%
--------------------------------------------------------------------------------
NAREIT Equity Index                                        2.56%        14.29%
--------------------------------------------------------------------------------
S&P 500 Stock Index                                      -14.52%       -24.83%
--------------------------------------------------------------------------------


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6 o ALLIANCE INSTITUTIONAL FUNDS
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                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

* The Fund's investment results are total returns for the periods shown and are based on the net asset value (NAV) of each class of shares as of October 31, 2001. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for the Fund include the reinvestment of any distributions paid during each period. Past performance is no guarantee of future results.

      The unmanaged National Association of Real Estate Investment Trusts (NAREIT) Equity Index is a market-value-weighted index based upon the last closing price of the month for tax-qualified real estate investment trusts (REITs) listed on the NYSE, AMEX and the NASDAQ. The unmanaged Standard & Poor's (S&P) 500 Stock Index is comprised of 500 U.S. companies and is a common measure of the performance of the overall U.S. stock market. The indices reflect no fees or expenses. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including AllianceBernstein Real Estate Investment Institutional Fund.

      Additional investment results appear on pages 20-23.

The Fund's performance lagged that of the NAREIT Equity Index, the real estate index, during the six- and 12-month periods ended October 31, 2001. Conversely, the Fund performed well relative to the overall stock market, outperforming the S&P 500 Stock Index during the same time periods.

Amidst headlines featuring terrorism, war, recession and anthrax, it isn't surprising that the U.S. equity market recorded one of its worst periods in history. As represented by the S&P Stock 500, the market declined 14.52% during the six-month period, thereby bringing the full fiscal year decline to 24.83%. By contrast, real estate stocks have performed quite well. For the same six-month period, the NAREIT Equity Index increased 2.56%, and returned 14.29% to investors for the 12-month period ended October 31, 2001.

The bulk of the Fund's poor relative performance occurred in two sharp waves--one near year-end of 2000 and the other in June of 2001. During the first of these periods, the performance of larger, better-positioned companies with exposure to supply-constrained real estate markets, which we favor, lagged their less well-positioned competitors. Essentially, in December of 2000, the market moved away from growth and towards higher dividend yields in response to the Federal Reserve's activity. In our opinion, this was a knee-jerk reaction towards higher income at the expense of credit quality--a dangerous proposition heading into a recession. In June, the Fund's size grew ten-fold through new subscriptions, creating an unusual cash drag in a month of rising real estate investment trust (REIT) prices.

Market Overview

REITs have produced strong relative returns compared to the broad equity market throughout the past year due


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                                                ALLIANCE INSTITUTIONAL FUNDS o 7
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LETTER TO SHAREHOLDERS
----------------------

to the perceived solid underlying fundamentals of the real estate markets, attractive valuations, healthy cash dividends, and relative visibility of cash flow. In reality, all of these pillars of strength were actually eroding prior to September 11. Obviously, this erosion intensified after that day's tragic events.

As we have opined in the past, real estate pricing is determined by local market property specific supply and demand dynamics. For most property types in most markets, supply has been remarkably constrained throughout this cycle. With few exceptions, this still remains the case and is a significant positive for real estate dynamics. On the other hand, demand has shifted sharply. Slightly more than a year ago, many tenants began taking inventory of office and warehouse space to accommodate future growth. This is no longer the case. As companies move to unwind these excess lease obligations, net demand doesn't slow, it turns negative. In addition, declining consumer confidence undermines retail space demand, growing job insecurity undercuts apartment pricing, and the option to lodge demand is abandoned in a recession. All of these slow- or no-demand issues are exacerbated by even small amounts of new supply coming into the market or by destabilizing extraneous events.

REITs entered the fiscal year with compelling valuations. The average REIT traded at approximately a 5% discount to underlying asset value, and 8 times forward Funds From Operation (FFO) (a widely used REIT earnings metric). Also, FFO was expected to grow approximately 7% for the average company. Compared to the rest of the market, these valuations were indeed compelling. From the perspective of REIT market statistics, comparatively little has changed. Share prices have risen approximately 7%. Growth expectations have diminished from the expectation of 7% growth next year to a more subdued 4% to 5% expectation; but they do remain positive. Underlying values probably have not changed dramatically as slower growth has been offset by lower interest rates, and hence a lower discount rate for future cash flow.

From the perspective of the broad market, everything has changed. Pricing and near term expectations have collapsed. Relative to long-term fundamentals, valuations have become more attractive for the overall market. Although we can't predict whether or not investors will soon find the broad market attractive enough to commit capital, we do know that the relative position of real estate companies has been disadvantaged.


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8 o ALLIANCE INSTITUTIONAL FUNDS
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                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

Most REITs have raised their per share cash dividends during 2001. As mentioned earlier, prices haven't moved much. Consequently, yields have increased on average. However, the trend subsequent to September 11 has been very negative. Hotel REITs are not covering their dividends from current operations, several passing on their fourth quarter dividends. It is not clear when these dividends will be reinstated. In addition, one other large REIT cut its dividend. Although not classified as a hotel REIT, this company did receive approximately one third of its cash flow from hotels, resorts, and high-end housing lot sales--all very economically sensitive businesses--and we don't think this trend has fully run its course. Other high-yielding lower credit quality REITs are stretched pretty thin today. Their dividends could be at risk. Although we don't own any company (other than our below market exposure to hotels) whose dividend appears to be at risk, we do worry about the psychological impact further dividend cuts will have on this marketplace. That said, we expect the vast majority of REITs to continue paying their dividends and raise their dividends over the next year.

Visibility of cash flow has been the final pillar of strength of the REIT market this year. Multi-year leases for many properties, built-in rent escalators, and mission-critical functionality (places people need to live, work, and shop) still underpin this visibility. However, on the margin, visibility has declined as growth expectations have not held up well. The massive dislocation of demand was a surprise. Complacency has been shattered in every walk of life. Although certainty of REIT cash flows has decreased, the magnitude of this decrease pales levels to insignificant amounts compared to the level of uncertainty in other sectors.

In summary, thus far REITs have "done their job" in 2001. They have performed well, diversified portfolio risk, and dampened volatility.

Investment Activity

Throughout the life of the Fund, we have primarily emphasized local market exposure in security selection. We have consistently weighted the Fund's portfolio towards companies with exposure to those local markets with the best supply/demand dynamics. In addition, we have tried to balance the portfolio with other investments that seemed to be mis-priced for identifiable and correctable reasons, or that narrowed our tracking error with respect to the real estate benchmarks. This hybrid strategy has allowed companies in the portfolio to experience superior


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                                                ALLIANCE INSTITUTIONAL FUNDS o 9
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LETTER TO SHAREHOLDERS
----------------------

aggregate growth while maintaining near market average valuations and dividend yields.

In the latter months of 2000, we began shifting the Fund's portfolio away from its overexposures in California, office properties, and the development process in general. We replaced these exposures with more apartment and industrial investments on a national scale. We curtailed this repositioning in mid-December when the market began punishing the sectors we were reducing. More recently, but prior to September 11, we added to our self-storage, regional mall, and New York suburban office investments and continued lowering our exposure to Sunbelt development projects and one hotel company because prices did not accurately reflect our assessment of company specific risk and expected return. Most of these actions proved prescient.

Real estate fundamentals tend to lag the general economy. Consequently, within the Fund's portfolio, we are unwilling to peer beyond the near-term trends. Today, fundamentals appear weakest for those sectors that are most economically sensitive, such as hotels and regional malls. Fundamentals do appear strongest for those sectors with the least economic sensitivity (community retail, senior housing, and self-storage) and the artificially tight New York office market. However, this continuum of expectation appears to be priced into the market now. We will continue to search for special situations wherein prices do not reflect our assessment of risk and return. We are now focused more on value and sustainable dividend yield than at any time in the recent past, and are opportunistic when short-term price perturbations misread ongoing business risk.

Market Outlook

We are quite optimistic about the near- and long-term prospects for investing in the real estate sector through public equities.

REITs have performed well over the past year. Foresight, however, is more difficult to come by than hindsight. We think the sector will continue to perform its risk reduction role in a balanced investment portfolio going forward, and is positioned for modest capital appreciation and solid total returns over the next year. Frankly, we don't know if the overall market will rebound or fall further in the coming months. It appears that investors are increasingly willing to look over the near term economic malaise and focus on a future recovery. If so, REITs will likely lag the broad averages until such time as demand seems poised to increase.

While we can't predict the future, after adjusting for announced and expected dividend cuts by hotel REITs, we think the sector will provide approximately 7% dividend yields and 5% price appreciation to investors over the next year.


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10 o ALLIANCE INSTITUTIONAL FUNDS
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                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

[PHOTO OMITTED]     Alfred Harrison

[PHOTO OMITTED]     Bruce K. Aronow

[PHOTO OMITTED]     Daniel G. Pine

Alfred Harrison, Bruce K. Aronow, and Daniel G. Pine, the Funds' Portfolio Managers, have over 40, 13 and 21 years of investment experience, respectively.

In conclusion, we thank you for the continued confidence you have shown in the Alliance Institutional Funds, and we look forward to reporting their progress to you in the future.

Sincerely,


/s/ Alfred Harrison

Alfred Harrison
Executive Vice President


/s/ Bruce K. Aronow

Bruce K. Aronow
Senior Vice President


/s/ Daniel G. Pine

Daniel G. Pine
Senior Vice President


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                                               ALLIANCE INSTITUTIONAL FUNDS o 11
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---------------------------------
PREMIER GROWTH INSTITUTIONAL FUND
               PERFORMANCE UPDATE
---------------------------------

PREMIER GROWTH INSTITUTIONAL FUND
PERFORMANCE UPDATE

ALLIANCE PREMIER GROWTH INSTITUTIONAL FUND
GROWTH OF A $10,000 INVESTMENT
1/31/98* TO 10/31/01

 [The following table was depicted as a mountain chart in the printed material.]

S&P 500 Stock Index:                                 $11,354
Alliance Premier Growth Institutional Fund Class I:  $10,807
Russell 1000 Growth Index:                           $10,120


              Alliance Premier Growth     Russell 1000         S&P 500
                Institutional Fund        Growth Index       Stock Index
------------------------------------------------------------------------
    1/31/98           10000                  10000               10000
    10/31/98          11928                  11481               11340
    10/31/99          16600                  15413               14250
    10/31/00          17254                  16851               15116
    10/31/01          10807                  10120               11354


This chart illustrates the total value of an assumed $10,000 investment in Alliance Premier Growth Institutional Fund Class I shares (from 1/31/98 to 10/31/01) as compared to the performance of appropriate indices. The chart assumes the reinvestment of dividends and capital gains. Performance for Class II shares will vary from the results shown above due to differences in expenses charged to this class. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Russell 1000 Growth Index contains those securities in the Russell 1000 Index with a greater-than-average growth orientation. The unmanaged Russell 1000 Index is comprised of 1000 of the largest capitalized companies that are traded in the United States. The unmanaged Standard & Poor's (S&P) 500 Stock Index is comprised of 500 U.S. companies and is a common measure of the performance of the overall U.S. stock market.

An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance Premier Growth Institutional Fund.

*     Closest month-end after Fund's Class I share inception date of 1/7/98.


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                                               ---------------------------------
                                               PREMIER GROWTH INSTITUTIONAL FUND
                                               PERFORMANCE UPDATE
                                               ---------------------------------

PREMIER GROWTH INSTITUTIONAL FUND
PERFORMANCE UPDATE

ALLIANCE PREMIER GROWTH INSTITUTIONAL FUND
HISTORY OF RETURNS
YEARLY PERIODS ENDED 10/31

                              [BAR CHART OMITTED]

     Alliance Premier Growth Institutional Fund--Yearly Periods Ended 10/31
--------------------------------------------------------------------------------
                        Alliance Premier Growth         Russell 1000
                           Institutional Fund           Growth Index
--------------------------------------------------------------------------------
      10/31/98*                 26.20%                     18.24%
      10/31/99                  39.17%                     34.25%
      10/31/00                   3.94%                      9.33%
      10/31/01                 -37.36%                    -39.95%

Past performance is no guarantee of future results. The Fund's investment results represent total returns for Class I shares and are based on the Fund's net asset value (NAV). Returns for Class II shares will vary due to differences in expenses associated with this class. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for the Fund include the reinvestment of any distributions paid during each period.

The unmanaged Russell 1000 Growth Index contains those securities in the Russell 1000 Index with a greater-than-average growth orientation. The unmanaged Russell 1000 Index is comprised of 1000 of the largest capitalized companies that are traded in the United States. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including Alliance Premier Growth Institutional Fund.

* The Fund's return for the period ended 10/31/98 is from the Fund's inception date of 1/7/98 through 10/31/98. The benchmark's return for the period ended 10/31/98 is from 12/31/97 through 10/31/98.


--------------------------------------------------------------------------------
                                               ALLIANCE INSTITUTIONAL FUNDS o 13

---------------------------------
PREMIER GROWTH INSTITUTIONAL FUND
                PORTFOLIO SUMMARY
---------------------------------

PREMIER GROWTH INSTITUTIONAL FUND
PORTFOLIO SUMMARY
October 31, 2001

INCEPTION DATES          PORTFOLIO STATISTICS

Class I Shares           Net Assets ($mil): $206.3
1/7/98                   Median Market Capitalizations ($mil): $39,268
Class II Shares
1/7/98

SECTOR BREAKDOWN

35.7% Consumer Services
17.3% Health Care
16.8% Finance
13.8% Technology                  [PIE CHART OMITTED]
 4.5% Capital Goods
 3.9% Multi-Industry Companies
 3.7% Consumer Staples
 2.7% Energy

 1.6% Short-Term

All data as of October 31, 2001. The Fund's sector breakdown is expressed as a percentage of total investments and may vary over time.


--------------------------------------------------------------------------------
14 o ALLIANCE INSTITUTIONAL FUNDS

                                               ---------------------------------
                                               PREMIER GROWTH INSTITUTIONAL FUND
                                               INVESTMENT RESULTS
                                               ---------------------------------

PREMIER GROWTH INSTITUTIONAL FUND
INVESTMENT RESULTS

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2001

Class I Shares
--------------------------------------------------------------------------------
                                Period Ended              Period Ended
                              October 31, 2001         September 30, 2001
         1 Year                   -37.36%                   -40.61%
Since Inception*                    3.57%                     3.06%

Class II Shares
--------------------------------------------------------------------------------
                                Period Ended              Period Ended
                              October 31, 2001         September 30, 2001
         1 Year                   -37.54%                   -40.85%
Since Inception*                    3.23%                     2.68%

The Fund's investment results represent average annual total returns. The returns reflect reinvestment of dividends and/or capital gains distributions in additional shares.

The Fund concentrates its investments in a limited number of issues and an investment in the Fund is therefore subject to greater risk and volatility than investments in a more diversified portfolio.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*     Inception: 1/7/98 Class I & II.


--------------------------------------------------------------------------------
                                               ALLIANCE INSTITUTIONAL FUNDS o 15

-------------------------
QUASAR INSTITUTIONAL FUND
       PERFORMANCE UPDATE
-------------------------

QUASAR INSTITUTIONAL FUND
PERFORMANCE UPDATE

ALLIANCE QUASAR INSTITUTIONAL FUND
GROWTH OF A $10,000 INVESTMENT
3/31/98* TO 10/31/01

 [The following table was depicted as a mountain chart in the printed material.]

Alliance Quasar Institutional Fund Class I:       $8,230
Russell 2000 Growth Index:                        $7,921

                   Alliance Quasar      Russell 2000           S&P 500
                 Institutional Fund     Growth Index         Stock Index
-------------------------------------------------------------------------------
     3/31/98            10000              10000               10000
     10/31/98            7361               7700               10062
     10/31/99            7868               9954               12645
     10/31/00           11305              11563               13413
     10/31/01            8230               7921               10075


This chart illustrates the total value of an assumed $10,000 investment in Alliance Quasar Institutional Fund Class I shares (from 3/31/98 to 10/31/01) as compared to the performance of an appropriate index. The chart assumes the reinvestment of dividends and capital gains. Performance for Class II shares will vary from the results shown above due to differences in expenses charged to this class. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Russell 2000 Growth Index contains those securities in the Russell 2000 Stock Index with a greater-than-average growth orientation. The unmanaged Russell 2000 Index is a capitalization-weighted index that includes 2000 of the smallest stocks representing approximately 10% of the U.S. equity market.

An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance Quasar Institutional Fund.

*     Closest month-end after Fund's Class I share inception date of 3/17/98.


--------------------------------------------------------------------------------
16 o ALLIANCE INSTITUTIONAL FUNDS

                                                       -------------------------
                                                       QUASAR INSTITUTIONAL FUND
                                                       PERFORMANCE UPDATE
                                                       -------------------------

QUASAR INSTITUTIONAL FUND
PERFORMANCE UPDATE

ALLIANCE QUASAR INSTITUTIONAL FUND
HISTORY OF RETURNS
YEARLY PERIODS ENDED 10/31

                              [BAR CHART OMITTED]

         Alliance Quasar Institutional Fund--Yearly Periods Ended 10/31
--------------------------------------------------------------------------------
                             Alliance Quasar            Russell 2000
                           Institutional Fund           Growth Index
--------------------------------------------------------------------------------
      10/31/98*                  -25.80%                   -23.00%
      10/31/99                     6.88%                    29.28%
      10/31/00                    43.69%                    16.16%
      10/31/01                   -27.20%                   -31.50%

Past performance is no guarantee of future results. The Fund's investment results represent total returns for Class I shares and are based on the net asset value (NAV). Returns for Class II shares will vary due to differences in expenses associated with this class. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for the Fund include the reinvestment of any distributions paid during the period.

The unmanaged Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Index is a capitalization-weighted index that includes 2,000 of the smallest stocks, representing approximately 10% of the U.S. equity market. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance Quasar Institutional Fund.

* The Fund's return for the period ended 10/31/98 is from the Fund's inception date of 3/17/98 through 10/31/98. The benchmark's return for the period ended 10/31/98 is from 3/31/98 through 10/31/98.


--------------------------------------------------------------------------------
                                               ALLIANCE INSTITUTIONAL FUNDS o 17

-------------------------
QUASAR INSTITUTIONAL FUND
        PORTFOLIO SUMMARY
-------------------------

QUASAR INSTITUTIONAL FUND
PORTFOLIO SUMMARY
October 31, 2001

INCEPTION DATES              PORTFOLIO STATISTICS

Class I Shares               Net Assets ($mil): $59.2
3/17/98                      Median Market Capitalization ($mil): $1,071
Class II Shares
3/17/98

SECTOR BREAKDOWN

22.8% Health Care
19.6% Technology
19.2% Consumer Services
 7.7% Finance
 6.6% Energy
 4.6% Capital Goods               [PIE CHART OMITTED]
 3.0% Basic Industry
 1.9% Consumer Staples
 1.6% Transportation
 1.1% Aerospace & Defense
 0.4% Utilities

11.5% Short-Term

All data as of October 31, 2001. The Fund's sector breakdown is expressed as a percentage of total investments and may vary over time.


--------------------------------------------------------------------------------
18 o ALLIANCE INSTITUTIONAL FUNDS

                                                       -------------------------
                                                       QUASAR INSTITUTIONAL FUND
                                                       INVESTMENT RESULTS
                                                       -------------------------

QUASAR INSTITUTIONAL FUND
INVESTMENT RESULTS

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2001

Class I Shares
--------------------------------------------------------------------------------
                               Period Ended              Period Ended
                             October 31, 2001         September 30, 2001
         1 Year                   -27.20%                   -39.48%
Since Inception*                   -5.02%                    -7.71%

Class II Shares
--------------------------------------------------------------------------------
                               Period Ended              Period Ended
                             October 31, 2001         September 30, 2001
         1 Year                   -27.71%                   -39.86%
Since Inception*                   -5.37%                    -8.02%

The Fund's investment results represent average annual total returns. The returns reflect reinvestment of dividends and/or capital gains distributions in additional shares.

The Fund can invest in foreign securities, which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. Investments in smaller companies tend to be more volatile than investments in mid- or large-cap companies. The Fund pursues an aggressive investment strategy and an investment in the Fund is risky.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*     Inception: 3/17/98, Class I & Class II.


--------------------------------------------------------------------------------
                                               ALLIANCE INSTITUTIONAL FUNDS o 19

-----------------------------------------
REAL ESTATE INVESTMENT INSTITUTIONAL FUND
                       PERFORMANCE UPDATE
-----------------------------------------

REAL ESTATE INVESTMENT INSTITUTIONAL FUND
PERFORMANCE UPDATE

ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND
GROWTH OF A $10,000 INVESTMENT
12/31/97* TO 10/31/01

 [The following table was depicted as a mountain chart in the printed material.]

S&P 500 Stock Index:                                                  $11,676
NAREIT Equity Index:                                                  $10,730
AllianceBernstein Real Estate Investment Institutional Fund Class I:  $ 9,511

                 Alliance Real Estate        NAREIT              S&P 500
                  Institutional Fund      Equity Index         Stock Index
-------------------------------------------------------------------------------
     12/31/97           10000                10000                10000
     10/31/98            8019                 8537                11662
     10/31/99            7440                 7936                14655
     10/31/00            8800                 9388                15545
     10/31/01            9511                10730                11676


This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Real Estate Investment Institutional Fund Class I shares (from 12/31/97 to 10/31/01) as compared to the performance of appropriate indices. The chart assumes the reinvestment of dividends and capital gains. Performance for Class II shares will vary from the results shown above due to differences in expenses charged to this class. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged National Association of Real Estate Investment Trusts (NAREIT) Equity Index is a market-value-weighted index based upon the last closing price of the month for tax-qualified real estate investment trusts (REITs) listed on the NYSE, AMEX and the NASDAQ. The unmanaged Standard & Poor's (S&P) 500 Stock Index is comprised of 500 U.S. companies and is a common measure of the performance of the overall U.S. stock market.

An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including AllianceBernstein Real Estate Investment Institutional Fund.

*     Closest month-end after Fund's Class I share inception date of 12/9/97.


--------------------------------------------------------------------------------
20 o ALLIANCE INSTITUTIONAL FUNDS

                                       -----------------------------------------
                                       REAL ESTATE INVESTMENT INSTITUTIONAL FUND
                                       PERFORMANCE UPDATE
                                       -----------------------------------------

REAL ESTATE INVESTMENT INSTITUTIONAL FUND
PERFORMANCE UPDATE

ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND
HISTORY OF RETURNS
YEARLY PERIODS ENDED 10/31

                              [BAR CHART OMITTED]

                    AllianceBernstein Real Estate Investment
                 Institutional Fund--Yearly Periods Ended 10/31
--------------------------------------------------------------------------------
                      AllianceBernstein Real Estate        NAREIT
                      Investment Institutional Fund     Equity Index
--------------------------------------------------------------------------------
      10/31/98*                  -18.61%                   -14.63%
      10/31/99                    -7.21%                    -7.04%
      10/31/00                    18.28%                    18.30%
      10/31/01                     8.05%                    14.29%

Past performance is no guarantee of future results. The Fund's investment results represent total returns for Class I shares and are based on the Fund's net asset value (NAV). Returns for Class II shares will vary due to differences in expenses associated with this class. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for the Fund include the reinvestment of any distributions paid during each period.

The unmanaged National Association of Real Estate Investment Trusts (NAREIT) Equity Index is a market-value-weighted index based upon the last closing price of the month for tax-qualified real estate investment trusts (REITs) listed on the NYSE, AMEX and the NASDAQ. The index reflects no fees or expenses. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including AllianceBernstein Real Estate Investment Institutional Fund.

* The Fund's return for the period ended 10/31/98 is from the Fund's inception date of 12/9/97 through 10/31/98. The benchmark's return for the period ended 10/31/98 is from 11/30/97 through 10/31/98.


--------------------------------------------------------------------------------
                                               ALLIANCE INSTITUTIONAL FUNDS o 21

-----------------------------------------
REAL ESTATE INVESTMENT INSTITUTIONAL FUND
                        PORTFOLIO SUMMARY
-----------------------------------------

REAL ESTATE INVESTMENT INSTITUTIONAL FUND
PORTFOLIO SUMMARY
October 31, 2001

INCEPTION DATES         PORTFOLIO STATISTICS

Class I Shares          Net Assets ($mil): $48.5
12/9/97                 Median Market Capitalization ($mil): $2,376
Class II Shares
12/9/97

SECTOR BREAKDOWN

20.9% Apartments
17.7% Office
10.4% Regional Malls
 9.3% Office-Industrial Mix
 9.0% Warehouse & Industrial
 8.1% Diversified & Others
 8.0% Shopping Centers            [PIE CHART OMITTED]
 4.2% Real Estate Development
      & Management
 2.2% Hotel & Restaurants
 2.1% Storage
 0.9% Health Care

 7.2% Short-Term

All data as of October 31, 2001. The Fund's sector breakdown is expressed as a percentage of total investments and may vary over time.


--------------------------------------------------------------------------------
22 o ALLIANCE INSTITUTIONAL FUNDS

                                       -----------------------------------------
                                       REAL ESTATE INVESTMENT INSTITUTIONAL FUND
                                       INVESTMENT RESULTS
                                       -----------------------------------------

REAL ESTATE INVESTMENT INSTITUTIONAL FUND
INVESTMENT RESULTS

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2001

Class I Shares
--------------------------------------------------------------------------------
                               Period Ended              Period Ended
                             October 31, 2001         September 30, 2001
         1 Year                    8.05%                     5.91%
Since Inception*                  -0.90%                    -0.12%

Class II Shares
--------------------------------------------------------------------------------
                               Period Ended              Period Ended
                             October 31, 2001         September 30, 2001
         1 Year                    7.83%                     5.74%
Since Inception*                  -1.20%                    -0.42%

The Fund's investment results represent average annual total returns. The returns reflect reinvestment of dividends and/or capital gains distributions in additional shares.

While the Fund invests principally in the equity securities of real estate investment trusts, in order to achieve its investment objectives, the Fund may invest up to 35% of its total assets in mortgage-backed securities, which involve risks described in the prospectus. An investment in the Fund is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general, including declines in the value of real estate, general and local economic conditions and interest rates. Investment in a fund that invests in a single sector, such as real estate, is more risky than a more diversified fund.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*     Inception: 12/9/97 Class I & II.


--------------------------------------------------------------------------------
                                               ALLIANCE INSTITUTIONAL FUNDS o 23

---------------------------------
PREMIER GROWTH INSTITUTIONAL FUND
             TEN LARGEST HOLDINGS
---------------------------------

PREMIER GROWTH INSTITUTIONAL FUND
TEN LARGEST HOLDINGS
October 31, 2001

                                                                      Percent of
Company                                           Value               Net Assets
--------------------------------------------------------------------------------
Kohl's Corp.                               $ 14,414,112                     7.0%
--------------------------------------------------------------------------------
UnitedHealth Group, Inc.                     12,413,600                     6.0
--------------------------------------------------------------------------------
MBNA Corp.                                   11,282,827                     5.5
--------------------------------------------------------------------------------
AT&T Wireless Services, Inc.                 10,569,806                     5.1
--------------------------------------------------------------------------------
Pfizer, Inc.                                 10,556,705                     5.1
--------------------------------------------------------------------------------
Vodafone Group Plc (ADR)                      9,657,224                     4.7
--------------------------------------------------------------------------------
Citigroup, Inc.                               9,153,935                     4.4
--------------------------------------------------------------------------------
Nokia Corp. (ADR)                             8,864,422                     4.3
--------------------------------------------------------------------------------
General Electric Co.                          8,461,684                     4.1
--------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.              8,226,566                     4.0
--------------------------------------------------------------------------------
                                           $103,600,881                    50.2%

MAJOR PORTFOLIO CHANGES
Six Months Ended October 31, 2001

                                                --------------------------------
                                                             Shares
                                                --------------------------------
Purchases                                        Bought       Holdings 10/31/01
--------------------------------------------------------------------------------
Best Buy Co., Inc.                               94,100                  94,100
--------------------------------------------------------------------------------
Cardinal Health, Inc.                            54,000                  54,000
--------------------------------------------------------------------------------
Electronic Data Systems Corp.                    81,900                  81,900
--------------------------------------------------------------------------------
Enron Corp.                                     271,100                 392,600
--------------------------------------------------------------------------------
General Electric Co.                            104,600                 232,400
--------------------------------------------------------------------------------
Goldman Sachs Group, Inc.                        27,500                  27,500
--------------------------------------------------------------------------------
Johnson & Johnson                                69,200                  69,200
--------------------------------------------------------------------------------
Sprint Corp. (PCS Group) Cl.A                   245,700                 245,700
--------------------------------------------------------------------------------
Target Corp.                                     85,700                  85,700
--------------------------------------------------------------------------------
Tenet Healthcare Corp.                           64,700                  64,700
--------------------------------------------------------------------------------

Sales                                              Sold       Holdings 10/31/01
--------------------------------------------------------------------------------
American International Group, Inc.               26,600                  10,600
--------------------------------------------------------------------------------
BP Amoco Plc (ADR)                              209,948                      -0-
--------------------------------------------------------------------------------
Cisco Systems, Inc.                             346,400                  14,900
--------------------------------------------------------------------------------
Citigroup, Inc.                                  67,000                 201,097
--------------------------------------------------------------------------------
Corning, Inc.                                   132,500                      -0-
--------------------------------------------------------------------------------
Honeywell International, Inc.                   239,300                      -0-
--------------------------------------------------------------------------------
JDS Uniphase Corp.                               82,080                      -0-
--------------------------------------------------------------------------------
Medtronic, Inc.                                  36,700                      -0-
--------------------------------------------------------------------------------
Pharmacia Corp.                                 203,300                      -0-
--------------------------------------------------------------------------------
Viacom, Inc. Cl.B                                34,500                 144,411
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
24 o ALLIANCE INSTITUTIONAL FUNDS

                                                       -------------------------
                                                       QUASAR INSTITUTIONAL FUND
                                                       TEN LARGEST HOLDINGS
                                                       -------------------------

QUASAR INSTITUTIONAL FUND
TEN LARGEST HOLDINGS
October 31, 2001

                                                                      Percent of
Company                                                Value          Net Assets
--------------------------------------------------------------------------------
CIMA Labs, Inc.                                   $1,097,215                1.8%
--------------------------------------------------------------------------------
Priority Healthcare Corp. Cl.B                       993,816                1.7
--------------------------------------------------------------------------------
InterMune Pharmaceuticals, Inc.                      925,804                1.5
--------------------------------------------------------------------------------
PEC Solutions, Inc.                                  828,300                1.4
--------------------------------------------------------------------------------
Iron Mountain, Inc.                                  804,430                1.4
--------------------------------------------------------------------------------
Trimeris, Inc.                                       786,080                1.3
--------------------------------------------------------------------------------
Performance Food Group Co.                           778,835                1.3
--------------------------------------------------------------------------------
L-3 Communications Holdings, Inc.                    773,143                1.3
--------------------------------------------------------------------------------
Aeroflex, Inc.                                       754,038                1.3
--------------------------------------------------------------------------------
SICOR, Inc.                                          750,000                1.3
--------------------------------------------------------------------------------
                                                  $8,491,661               14.3%

MAJOR PORTFOLIO CHANGES
Six Months Ended October 31, 2001

                                                      --------------------------
                                                                Shares
                                                      --------------------------
Purchases                                             Bought  Holdings 10/31/01
--------------------------------------------------------------------------------
CIMA Labs, Inc.                                       10,700             20,300
--------------------------------------------------------------------------------
Electronics Boutique Holdings Corp.                   23,500             23,500
--------------------------------------------------------------------------------
Fisher Scientific International, Inc.                 24,600             24,600
--------------------------------------------------------------------------------
Galyan's Trading Co.                                  33,600             33,600
--------------------------------------------------------------------------------
Hot Topic, Inc.                                       20,200             20,200
--------------------------------------------------------------------------------
Hydril Co.                                            30,000             30,000
--------------------------------------------------------------------------------
Insight Enterprises, Inc.                             30,300             45,200
--------------------------------------------------------------------------------
PEC Solutions, Inc.                                   33,000             33,000
--------------------------------------------------------------------------------
Retek, Inc.                                           18,400             18,400
--------------------------------------------------------------------------------
Take-Two Interactive Software, Inc.                   41,800             41,800
--------------------------------------------------------------------------------

Sales                                                   Sold  Holdings 10/31/01
--------------------------------------------------------------------------------
Barnes & Noble, Inc.                                  10,200                 -0-
--------------------------------------------------------------------------------
Bergen Brunswig Corp. Cl.A                            11,900                 -0-
--------------------------------------------------------------------------------
Caremark Rx, Inc.                                     33,100                 -0-
--------------------------------------------------------------------------------
Cephalon, Inc.                                         5,300                 -0-
--------------------------------------------------------------------------------
Enzon, Inc.                                            5,500                 -0-
--------------------------------------------------------------------------------
Greater Bay Bancorp                                   10,200                 -0-
--------------------------------------------------------------------------------
King Pharmaceuticals, Inc.                            12,062                 -0-
--------------------------------------------------------------------------------
Millipore Corp.                                        4,000                 -0-
--------------------------------------------------------------------------------
Radian Group, Inc.                                     4,400                 -0-
--------------------------------------------------------------------------------
The Children's Place Retail Stores, Inc.               8,300                 -0-
--------------------------------------------------------------------------------

*     Adjusted for a stock split.


--------------------------------------------------------------------------------
                                               ALLIANCE INSTITUTIONAL FUNDS o 25

-----------------------------------------
REAL ESTATE INVESTMENT INSTITUTIONAL FUND
                     TEN LARGEST HOLDINGS
-----------------------------------------

REAL ESTATE INVESTMENT INSTITUTIONAL FUND
TEN LARGEST HOLDINGS
October 31, 2001

                                                                      Percent of
Company                                               Value           Net Assets
--------------------------------------------------------------------------------
Equity Office Properties Trust                  $ 4,013,769                 8.3%
--------------------------------------------------------------------------------
Vornado Realty Trust                              2,836,120                 5.8
--------------------------------------------------------------------------------
Boston Properties, Inc.                           2,587,620                 5.3
--------------------------------------------------------------------------------
Apartment Investment & Management Co.             2,148,864                 4.4
--------------------------------------------------------------------------------
Equity Residential Properties Trust               1,992,960                 4.1
--------------------------------------------------------------------------------
Pan Pacific Retail Properties, Inc.               1,823,175                 3.8
--------------------------------------------------------------------------------
Kimco Realty Corp.                                1,784,485                 3.7
--------------------------------------------------------------------------------
General Growth Properties, Inc.                   1,607,618                 3.3
--------------------------------------------------------------------------------
Reckson Associates Realty Corp.                   1,497,300                 3.1
--------------------------------------------------------------------------------
Mack-Cali Realty Corp.                            1,432,200                 3.0
--------------------------------------------------------------------------------
                                                $21,724,111                44.8%

MAJOR PORTFOLIO CHANGES
Six Months Ended October 31, 2001

                                                    ----------------------------
                                                              Shares*
                                                    ----------------------------
Purchases                                            Bought   Holdings 10/31/01
--------------------------------------------------------------------------------
Apartment Investment & Management Co.                49,700              51,200
--------------------------------------------------------------------------------
Boston Properties, Inc.                              71,400              73,200
--------------------------------------------------------------------------------
Camden Property Trust                                40,000              40,000
--------------------------------------------------------------------------------
Equity Office Properties Trust                      137,934             140,834
--------------------------------------------------------------------------------
Equity Residential Properties Trust                  75,700              76,800
--------------------------------------------------------------------------------
General Growth Properties, Inc.                      43,100              43,900
--------------------------------------------------------------------------------
Kimco Realty Corp.                                   35,600              36,500
--------------------------------------------------------------------------------
Pan Pacific Retail Properties, Inc.                  63,800              65,700
--------------------------------------------------------------------------------
Reckson Associates Realty Corp.                      63,000              65,100
--------------------------------------------------------------------------------
Vornado Realty Trust                                 70,300              72,350
--------------------------------------------------------------------------------

Sales                                                  Sold   Holdings 10/31/01
--------------------------------------------------------------------------------
Cousins Properties, Inc.                              1,100                  -0-
--------------------------------------------------------------------------------
Federal Realty Investment Trust                       1,000                  -0-
--------------------------------------------------------------------------------
Hospitality Properties Trust                            700                  -0-
--------------------------------------------------------------------------------
Spieker Properties, Inc.                              1,200                  -0-
--------------------------------------------------------------------------------
VelocityHSI, Inc.                                       100                  -0-
--------------------------------------------------------------------------------

*     Adjusted for spin-offs and a stock split.


--------------------------------------------------------------------------------
26 o ALLIANCE INSTITUTIONAL FUNDS

                                               ---------------------------------
                                               PREMIER GROWTH INSTITUTIONAL FUND
                                               PORTFOLIO OF INVESTMENTS
                                               ---------------------------------

PREMIER GROWTH INSTITUTIONAL FUND
PORTFOLIO OF INVESTMENTS
October 31, 2001

Company                                                 Shares             Value
--------------------------------------------------------------------------------

COMMON STOCKS-98.0%

Consumer Services-35.6%
Airlines-4.3%
Continental Airlines, Inc.(a) ..................       121,700       $ 2,128,533
Delta Air Lines, Inc. ..........................        37,900           866,394
KLM Royal Dutch Air (Netherlands) ..............       163,233         1,516,434
Northwest Airlines Corp. Cl.A(a) ...............       173,000         2,221,320
UAL Corp. ......................................       161,600         2,055,552
                                                                     -----------
                                                                       8,788,233
                                                                     -----------
Broadcasting & Cable-7.1%
AOL Time Warner, Inc.(a) .......................       166,550         5,198,025
Comcast Corp. Cl.A(a) ..........................        44,300         1,587,712
Liberty Media Corp. Cl.A(a) ....................       215,400         2,518,026
Viacom, Inc. Cl.B(a) ...........................       144,411         5,272,446
                                                                     -----------
                                                                      14,576,209
                                                                     -----------
Cellular Communications-12.4%
AT&T Wireless Services, Inc.(a) ................       731,981        10,569,806
Sprint Corp. (PCS Group) Cl.A(a) ...............       245,700         5,479,110
Vodafone Group Plc (ADR) (United Kingdom) ......       417,700         9,657,224
                                                                     -----------
                                                                      25,706,140
                                                                     -----------
Entertainment & Leisure-0.2%
The Walt Disney Co. ............................        17,800           330,902
                                                                     -----------

Retail - General Merchandise-11.6%
Best Buy Co., Inc.(a) ..........................        94,100         5,166,090
Home Depot, Inc. ...............................        32,200         1,231,006
Kohl's Corp.(a) ................................       259,200        14,414,112
Lowe's Cos., Inc. ..............................        15,400           525,140
Target Corp. ...................................        85,700         2,669,555
                                                                     -----------
                                                                      24,005,903
                                                                     -----------
                                                                      73,407,387
                                                                     -----------
Health Care-17.2%
Drugs-5.1%
Pfizer, Inc. ...................................       251,950        10,556,705
                                                                     -----------

Medical Products-2.5%
Baxter International, Inc. .....................        23,800         1,151,206
Johnson & Johnson ..............................        69,200         4,007,372
                                                                     -----------
                                                                       5,158,578
                                                                     -----------
Medical Services-9.6%
Cardinal Health, Inc. ..........................        54,000         3,623,940
Tenet Healthcare Corp.(a) ......................        64,700         3,721,544
UnitedHealth Group, Inc. .......................       188,800        12,413,600
                                                                     -----------
                                                                      19,759,084
                                                                     -----------
                                                                      35,474,367
                                                                     -----------


--------------------------------------------------------------------------------
                                               ALLIANCE INSTITUTIONAL FUNDS o 27

---------------------------------
PREMIER GROWTH INSTITUTIONAL FUND
         PORTFOLIO OF INVESTMENTS
---------------------------------

Company                                               Shares               Value
--------------------------------------------------------------------------------

Finance-16.7%
Brokerage & Money Management-1.3%
Goldman Sachs Group, Inc. ..................          27,500         $ 2,149,400
Morgan Stanley Dean Witter & Co. ...........           9,800             479,416
                                                                     -----------
                                                                       2,628,816
                                                                     -----------
Insurance-0.4%
American International Group, Inc. .........          10,600             833,160
                                                                     -----------

Mortgage Banking-5.1%
Federal Home Loan Mortgage Corp. ...........         121,300           8,226,566
Federal National Mortgage Assn. ............          28,500           2,307,360
                                                                     -----------
                                                                      10,533,926
                                                                     -----------
Miscellaneous-9.9%
Citigroup, Inc. ............................         201,097           9,153,935
Household International, Inc. ..............           2,100             109,830
MBNA Corp. .................................         408,650          11,282,827
                                                                     -----------
                                                                      20,546,592
                                                                     -----------
                                                                      34,542,494
                                                                     -----------
Technology-13.8%
Communications Equipment-4.4%
Cisco Systems, Inc.(a) .....................          14,900             252,108
Nokia Corp. (ADR) (Finland) ................         432,200           8,864,422
                                                                     -----------
                                                                       9,116,530
                                                                     -----------
Computer Hardware/Storage-0.6%
Dell Computer Corp.(a) .....................          54,800           1,314,104
                                                                     -----------

Computer Services-2.6%
Electronic Data Systems Corp. ..............          81,900           5,271,903
                                                                     -----------

Computer Software-3.6%
Amdocs, Ltd.(a) ............................         125,700           3,282,027
Microsoft Corp.(a) .........................          70,900           4,122,835
                                                                     -----------
                                                                       7,404,862
                                                                     -----------
Internet Infrastructure-1.5%
eBay, Inc.(a) ..............................          57,200           3,001,856
                                                                     -----------

Semi-Conductor Components-1.1%
Intel Corp. ................................          53,000           1,294,260
QUALCOMM, Inc.(a) ..........................          21,300           1,046,256
                                                                     -----------
                                                                       2,340,516
                                                                     -----------
                                                                      28,449,771
                                                                     -----------
Capital Goods-4.5%
Miscellaneous-4.5%
General Electric Co. .......................         232,400           8,461,684
United Technologies Corp. ..................          14,800             797,572
                                                                     -----------
                                                                       9,259,256
                                                                     -----------


--------------------------------------------------------------------------------
28 o ALLIANCE INSTITUTIONAL FUNDS

                                               ---------------------------------
                                               PREMIER GROWTH INSTITUTIONAL FUND
                                               PORTFOLIO OF INVESTMENTS
                                               ---------------------------------

                                                    Shares or
                                                    Principal
                                                       Amount
Company                                                 (000)              Value
--------------------------------------------------------------------------------

Multi-Industry Companies-3.9%
Tyco International, Ltd. .................            165,227       $  8,119,255
                                                                    ------------

Consumer Staples-3.7%
Retail - Food & Drugs-3.7%
Kroger Co.(a) ............................             19,000            464,740
Safeway, Inc.(a) .........................             34,300          1,428,595
Walgreen Co. .............................            176,400          5,711,832
                                                                    ------------
                                                                       7,605,167
                                                                    ------------
Energy-2.6%
Miscellaneous-2.6%
Enron Corp. ..............................            392,600          5,457,140
                                                                    ------------

Total Common Stocks
   (cost $248,250,199) ...................                           202,314,837
                                                                    ------------

SHORT-TERM INVESTMENT-1.6%
Commercial Paper-1.6%
American Express Co. .....................
   2.58%, 11/01/01
   (amortized cost $3,307,000) ...........       $      3,307          3,307,000
                                                                    ------------

Total Investments-99.6%
   (cost $251,557,199) ...................                           205,621,837
Other assets less liabilities-0.4% .......                               686,969
                                                                    ------------

Net Assets-100% ..........................                          $206,308,806
                                                                    ============

(a)   Non-income producing security.

      Glossary:

      ADR - American Depositary Receipt

      See notes to financial statements.


--------------------------------------------------------------------------------
                                               ALLIANCE INSTITUTIONAL FUNDS o 29

-------------------------
QUASAR INSTITUTIONAL FUND
 PORTFOLIO OF INVESTMENTS
-------------------------

QUASAR INSTITUTIONAL FUND
PORTFOLIO OF INVESTMENTS
October 31, 2001

Company                                                 Shares             Value
--------------------------------------------------------------------------------

COMMON STOCKS-93.3%

Health Care-24.1%
Biotechnology-6.1%
CV Therapeutics, Inc.(a) ........................       10,700       $   422,008
InterMune Pharmaceuticals, Inc.(a) ..............       21,200           925,804
OSI Pharmaceuticals, Inc.(a) ....................       12,100           552,728
The Medicines Co.(a) ............................       40,300           283,309
Transkaryotic Therapies, Inc.(a) ................        9,800           372,988
Trimeris, Inc.(a) ...............................       19,800           786,080
United Therapeutics Corp.(a) ....................       27,700           261,765
                                                                     -----------
                                                                       3,604,682
                                                                     -----------
Drugs-6.1%
CIMA Labs, Inc.(a) ..............................       20,300         1,097,215
ICN Pharmaceuticals, Inc. .......................       27,500           665,775
Medicis Pharmaceutical Corp. Cl.A(a) ............       10,200           588,438
Noven Pharmaceuticals, Inc.(a) ..................       24,500           525,280
SICOR, Inc.(a) ..................................       40,000           750,000
                                                                     -----------
                                                                       3,626,708
                                                                     -----------
Medical Products-6.8%
Aksys, Ltd.(a) ..................................       33,200           169,652
Align Technology, Inc.(a) .......................       65,900           287,324
CryoLife, Inc.(a) ...............................       12,300           403,440
Cytyc Corp.(a) ..................................       22,400           587,328
DUSA Pharmaceuticals, Inc.(a) ...................       27,900           273,420
Fisher Scientific International, Inc.(a) ........       24,600           735,540
Given Imaging, Ltd. (Israel)(a) .................       18,500           165,575
INAMED Corp.(a) .................................       19,800           377,190
Integra LifeSciences Holdings Corp.(a) ..........       11,800           346,920
Novavax, Inc.(a) ................................       33,600           411,264
OraSure Technologies, Inc.(a) ...................        8,900            92,827
Therasense, Inc.(a) .............................        6,400           165,120
                                                                     -----------
                                                                       4,015,600
                                                                     -----------
Medical Services-5.1%
Albany Molecular Research, Inc.(a) ..............       15,800           437,660
Beverly Enterprises, Inc.(a) ....................       34,700           259,903
Cross Country, Inc.(a) ..........................        3,300            67,287
LifePoint Hospitals, Inc.(a) ....................       10,500           327,390
MedCath Corp.(a) ................................        8,000           158,480
Option Care, Inc.(a) ............................       18,400           315,560
Priority Healthcare Corp. Cl.B(a) ...............       34,400           993,816
Universal Health Services, Inc. Cl.B(a) .........       10,500           424,095
Ventiv Health, Inc.(a) ..........................        3,200            12,704
                                                                     -----------
                                                                       2,996,895
                                                                     -----------
                                                                      14,243,885
                                                                     -----------


--------------------------------------------------------------------------------
30 o ALLIANCE INSTITUTIONAL FUNDS

                                                       -------------------------
                                                       QUASAR INSTITUTIONAL FUND
                                                       PORTFOLIO OF INVESTMENTS
                                                       -------------------------

Company                                                  Shares            Value
--------------------------------------------------------------------------------

Technology-20.6%
Communications Equipment-0.1%
Sirenza Microdevices, Inc.(a) ....................       25,000       $   88,750
                                                                      ----------

Computer Hardware/Storage-0.5%
Lantronix, Inc.(a) ...............................       48,700          313,141
                                                                      ----------

Computer Peripherals-1.1%
Advanced Energy Industries, Inc.(a) ..............       11,600          233,044
Pericom Semiconductor Corp.(a) ...................       29,400          395,430
                                                                      ----------
                                                                         628,474
                                                                      ----------
Computer Services-1.4%
PEC Solutions, Inc.(a) ...........................       33,000          828,300
                                                                      ----------

Computer Software-3.5%
Actuate Corp.(a) .................................       51,100          212,065
Advent Software, Inc.(a) .........................        4,900          188,993
Informatica Corp.(a) .............................       42,400          393,048
MatrixOne, Inc.(a) ...............................       26,000          143,000
NetIQ Corp.(a) ...................................       19,700          554,555
Retek, Inc.(a) ...................................       18,400          373,888
Vignette Corp.(a) ................................       43,800          204,984
                                                                      ----------
                                                                       2,070,533
                                                                      ----------
Contract Manufacturing-2.1%
DDi Corp.(a) .....................................       43,900          396,417
Plexus Corp.(a) ..................................       12,400          310,000
Semtech Corp.(a) .................................       13,900          524,725
                                                                      ----------
                                                                       1,231,142
                                                                      ----------
Internet Media-0.8%
Earthlink, Inc.(a) ...............................       30,600          448,290
                                                                      ----------

Networking Software-0.2%
Stratos Lightwave, Inc.(a) .......................       34,200          140,220
                                                                      ----------

Semi-Conductor Capital Equipment-1.2%
MKS Instruments, Inc.(a) .........................       16,000          345,280
Varian Semiconductor Equipment
  Associates, Inc.(a) ............................       12,400          372,496
                                                                      ----------
                                                                         717,776
                                                                      ----------
Semi-Conductor Components-5.2%
Alpha Industries, Inc.(a) .........................      22,600          526,128
ANADIGICS, Inc.(a) ................................      27,400          407,164
ASAT Holdings, Ltd. (ADR) (Cayman Islands)(a) .....       5,900           14,101
Brooks Automation, Inc.(a) ........................      10,100          326,028
Elantec Semiconductor, Inc.(a) ....................      11,900          389,011
Intersil Holding Corp.(a) .........................      13,800          451,950
IXYS Corp.(a) .....................................      17,700          125,670


--------------------------------------------------------------------------------
                                               ALLIANCE INSTITUTIONAL FUNDS o 31

-------------------------
QUASAR INSTITUTIONAL FUND
 PORTFOLIO OF INVESTMENTS
-------------------------

Company                                                  Shares            Value
--------------------------------------------------------------------------------

Micrel Semiconductor, Inc.(a) .....................      17,400      $   437,610
Virata Corp.(a) ...................................      31,300          374,974
                                                                     -----------
                                                                       3,052,636
                                                                     -----------
Miscellaneous-4.5%
Aeroflex, Inc.(a) .................................      51,400          754,038
Amphenol Corp. Cl.A(a) ............................      16,000          712,800
Exar Corp.(a) .....................................      30,500          687,470
Power-One, Inc.(a) ................................      26,100          206,451
Precise Software Solutions, Ltd.(a) ...............      16,000          305,760
                                                                     -----------
                                                                       2,666,519
                                                                     -----------
                                                                      12,185,781
                                                                     -----------
Consumer Services-20.2%
Advertising-0.3%
Getty Images, Inc.(a) .............................      12,900          201,111
                                                                     -----------

Broadcasting & Cable-1.7%
Insight Communications Co., Inc.(a) ...............      23,700          485,850
Mediacom Communications Corp. Cl.A(a) .............       9,100          122,122
Sirius Satellite Radio, Inc.(a) ...................      24,900           62,001
ValueVision International, Inc. Cl.A(a) ...........      26,200          357,368
                                                                     -----------
                                                                       1,027,341
                                                                     -----------
Entertainment & Leisure-4.1%
Action Performance Cos., Inc.(a) ..................      22,000          576,620
Activision, Inc.(a) ...............................      14,300          516,945
Take-Two Interactive Software, Inc.(a) ............      41,800          582,274
THQ, Inc.(a) ......................................      14,800          737,040
                                                                     -----------
                                                                       2,412,879
                                                                     -----------
Retail-General Merchandise-4.4%
American Eagle Outfitters, Inc.(a) ................       3,600           98,640
Electronics Boutique Holdings Corp.(a) ............      23,500          729,675
Fred's, Inc. ......................................      17,800          582,950
Galyan's Trading Co.(a) ...........................      33,600          376,320
Global Sports, Inc.(a) ............................       3,300           52,140
Hot Topic, Inc.(a) ................................      20,200          510,656
Ultimate Electronics, Inc.(a) .....................      12,300          223,122
                                                                     -----------
                                                                       2,573,503
                                                                     -----------
Miscellaneous-9.7%
Career Education Corp.(a) .........................      22,100          576,147
Copart, Inc.(a) ...................................      20,400          598,740
Edison Schools, Inc. Cl.A(a) ......................      25,400          478,790
Insight Enterprises, Inc.(a) ......................      45,200          734,500
Iron Mountain, Inc.(a) ............................      20,600          804,430
MSC Industrial Direct Co., Inc. Cl.A(a) ...........      38,300          628,120
ScanSource, Inc.(a) ...............................      11,800          506,692
SmartForce Plc (ADR) (Ireland)(a) .................      11,300          185,998
Strayer Education, Inc. ...........................       8,700          417,687


--------------------------------------------------------------------------------
32 o ALLIANCE INSTITUTIONAL FUNDS

                                                       -------------------------
                                                       QUASAR INSTITUTIONAL FUND
                                                       PORTFOLIO OF INVESTMENTS
                                                       -------------------------

Company                                                 Shares             Value
--------------------------------------------------------------------------------

Watson Wyatt & Co. Holdings(a) ..................        8,300       $   146,412
West Corp.(a) ...................................       28,300           657,975
                                                                     -----------
                                                                       5,735,491
                                                                     -----------
                                                                      11,950,325
                                                                     -----------
Finance-8.1%
Banking - Money Center-1.0%
UCBH Holdings, Inc. .............................       20,300           588,700
                                                                     -----------

Banking - Regional-0.3%
Westamerica Bancorp .............................        5,700           208,278
                                                                     -----------

Brokerage & Money Management-2.1%
Affiliated Managers Group, Inc.(a) ..............        5,200           320,840
Gladstone Capital Corp.(a) ......................       17,300           296,695
Southwest Bancorporation of Texas, Inc.(a) ......       21,200           608,228
                                                                     -----------
                                                                       1,225,763
                                                                     -----------
Insurance-3.0%
Arthur J. Gallagher & Co. .......................       14,600           533,484
Reinsurance Group of America, Inc. ..............       13,600           429,352
RenaissanceRe Holdings, Ltd. (Bermuda) ..........        3,300           318,384
StanCorp Financial Group, Inc. ..................       11,100           492,840
                                                                     -----------
                                                                       1,774,060
                                                                     -----------
Miscellaneous-1.7%
Investors Financial Services Corp. ..............       10,100           534,290
The InterCept Group, Inc.(a) ....................       13,800           492,660
                                                                     -----------
                                                                       1,026,950
                                                                     -----------
                                                                       4,823,751
                                                                     -----------
Energy-7.0%
Domestic Producers-1.2%
Newfield Exploration Co.(a) .....................       19,800           689,238
                                                                     -----------

Oil Service-3.0%
Patterson-UTI Energy, Inc.(a) ...................       21,300           383,826
Spinnaker Exploration Co.(a) ....................       16,700           732,796
W-H Energy Services, Inc.(a) ....................       31,900           643,423
                                                                     -----------
                                                                       1,760,045
                                                                     -----------
Pipelines-2.1%
Cal Dive International, Inc.(a) .................       32,300           674,747
Hydril Co.(a) ...................................       30,000           606,000
                                                                     -----------
                                                                       1,280,747
                                                                     -----------
Miscellaneous-0.7%
Stone Energy Corp.(a) ...........................       10,100           399,455
                                                                     -----------
                                                                       4,129,485
                                                                     -----------


--------------------------------------------------------------------------------
                                               ALLIANCE INSTITUTIONAL FUNDS o 33

-------------------------
QUASAR INSTITUTIONAL FUND
 PORTFOLIO OF INVESTMENTS
-------------------------

Company                                                  Shares            Value
--------------------------------------------------------------------------------

Capital Goods-4.8%
Electrical Equipment-2.2%
Cabot Microelectronics Corp.(a) ..................        7,900       $  523,612
L-3 Communications Holdings, Inc.(a) .............        8,900          773,143
                                                                      ----------
                                                                       1,296,755
                                                                      ----------
Pollution Control-1.1%
Tetra Tech, Inc.(a) ..............................       25,200          652,176
                                                                      ----------

Miscellaneous-1.5%
Dal-Tile International, Inc.(a) ..................       38,700          627,327
Toll Brothers, Inc.(a) ...........................        9,400          292,904
                                                                      ----------
                                                                         920,231
                                                                      ----------
                                                                       2,869,162
                                                                      ----------
Basic Industry-3.2%
Chemicals-2.0%
Georgia Gulf Corp. ...............................       31,400          557,978
OM Group, Inc. ...................................       10,100          611,555
                                                                      ----------
                                                                       1,169,533
                                                                      ----------
Paper & Forest Products-1.2%
Pactiv Corp.(a) ..................................       43,200          699,840
                                                                      ----------
                                                                       1,869,373
                                                                      ----------
Consumer Staples-2.0%
Food-1.3%
Performance Food Group Co.(a) ....................       26,500          778,835
                                                                      ----------

Retail-Food & Drug-0.7%
Duane Reade, Inc.(a) .............................       13,700          409,904
                                                                      ----------
                                                                       1,188,739
                                                                      ----------
Transportation-1.7%
Air Freight-0.6%
Expeditors International of Washington, Inc. .....        8,400          379,680
                                                                      ----------

Trucking-0.6%
Swift Transportation Co., Inc.(a) ................       20,600          349,994
                                                                      ----------

Miscellaneous-0.5%
Tower Automotive, Inc.(a) ........................       48,200          294,984
                                                                      ----------
                                                                       1,024,658
                                                                      ----------
Aerospace & Defense-1.2%
Defense Electronics-1.2%
EDO Corp. ........................................        9,100          245,245
Engineered Support Systems, Inc. .................        8,800          438,152
                                                                      ----------
                                                                         683,397
                                                                      ----------


--------------------------------------------------------------------------------
34 o ALLIANCE INSTITUTIONAL FUNDS

                                                       -------------------------
                                                       QUASAR INSTITUTIONAL FUND
                                                       PORTFOLIO OF INVESTMENTS
                                                       -------------------------

                                                    Shares or
                                                    Principal
                                                       Amount
Company                                                 (000)             Value
--------------------------------------------------------------------------------

Utilities-0.4%
Miscellaneous-0.4%
FLAG Telecom Holdings, Ltd. (Bermuda)(a) ...           10,800      $     13,716
Rural Cellular Corp. Cl.A(a) ...............            9,300           211,203
                                                                   ------------
                                                                        224,919
                                                                   ------------
Total Common Stocks
   (cost $55,298,093) ......................                         55,193,475
                                                                   ------------

SHORT-TERM INVESTMENT-12.1%
Time Deposit-12.1%
State Street Euro Dollar
   2.00%, 11/01/01
   (amortized cost $7,192,000) .............      $     7,192         7,192,000
                                                                   ------------

Total Investments-105.4%
   (cost $62,490,093) ......................                         62,385,475
Other assets less liabilities-(5.4%) .......                         (3,201,795)
                                                                   ------------

Net Assets-100% ............................                       $ 59,183,680
                                                                   ============

(a)   Non-income producing security.

      Glossary:

      ADR - American Depositary Receipt

      See notes to financial statements.


--------------------------------------------------------------------------------
                                               ALLIANCE INSTITUTIONAL FUNDS o 35

-----------------------------------------
REAL ESTATE INVESTMENT INSTITUTIONAL FUND
                 PORTFOLIO OF INVESTMENTS
-----------------------------------------

REAL ESTATE INVESTMENT INSTITUTIONAL FUND
PORTFOLIO OF INVESTMENTS
October 31, 2001

Company                                                Shares              Value
--------------------------------------------------------------------------------

COMMON STOCKS-94.7%

Real Estate Investment Trusts-90.4%
Apartments-21.3%
Apartment Investment & Management Co. ........         51,200        $ 2,148,864
Archstone-Smith Trust ........................         53,600          1,297,120
AvalonBay Communities, Inc. ..................         31,300          1,421,020
Camden Property Trust ........................         40,000          1,392,000
Equity Residential Properties Trust ..........         76,800          1,992,960
Essex Property Trust, Inc. ...................         22,500          1,054,125
Gables Residential Trust .....................         38,700          1,041,030
                                                                     -----------
                                                                      10,347,119
                                                                     -----------
Diversified & Others-8.3%
iStar Financial, Inc. ........................         51,400          1,197,620
Vornado Realty Trust .........................         72,350          2,836,120
                                                                     -----------
                                                                       4,033,740
                                                                     -----------
Healthcare-1.0%
Senior Housing Properties Trust ..............         36,800            467,360
                                                                     -----------

Hotels & Restaurants-2.2%
Host Marriott Corp. ..........................         78,200            527,850
MeriStar Hospitality Corp. ...................         56,800            539,600
                                                                     -----------
                                                                       1,067,450
                                                                     -----------
Office-18.0%
Alexandria Real Estate Equities, Inc. ........         21,100            848,220
Boston Properties, Inc. ......................         73,200          2,587,620
Equity Office Properties Trust ...............        140,834          4,013,769
SL Green Realty Corp. ........................         43,700          1,303,134
                                                                     -----------
                                                                       8,752,743
                                                                     -----------
Office - Industrial Mix-9.5%
Duke-Weeks Realty Corp. ......................         46,400          1,069,520
Mack-Cali Realty Corp. .......................         46,200          1,432,200
Mission West Properties, Inc. ................         49,800            602,082
Reckson Associates Realty Corp. ..............         65,100          1,497,300
                                                                     -----------
                                                                       4,601,102
                                                                     -----------
Regional Malls-10.7%
General Growth Properties, Inc. ..............         43,900          1,607,618
Macerich Co. .................................         39,600            958,320
Mills Corp. ..................................         43,000            939,120
Rouse Co. ....................................         22,100            580,567
Simon Property Group, Inc. ...................         39,550          1,087,625
                                                                     -----------
                                                                       5,173,250
                                                                     -----------
Shopping Centers-8.1%
Glimcher Realty Trust ........................         20,600            336,604
Kimco Realty Corp. ...........................         36,500          1,784,485
Pan Pacific Retail Properties, Inc. ..........         65,700          1,823,175
                                                                     -----------
                                                                       3,944,264
                                                                     -----------


--------------------------------------------------------------------------------
36 o ALLIANCE INSTITUTIONAL FUNDS

                                       -----------------------------------------
                                       REAL ESTATE INVESTMENT INSTITUTIONAL FUND
                                       PORTFOLIO OF INVESTMENTS
                                       -----------------------------------------

                                                   Shares or
                                                   Principal
                                                      Amount
Company                                                (000)              Value
--------------------------------------------------------------------------------

Storage-2.1%
Public Storage, Inc. .....................            21,200       $    697,268
Storage USA, Inc. ........................             8,700            349,305
                                                                   ------------
                                                                      1,046,573
                                                                   ------------
Warehouse & Industrial-9.2%
AMB Property Corp. .......................            53,900          1,310,309
Cabot Industrial Trust ...................            42,500          1,012,350
CenterPoint Properties Corp. .............            25,300          1,176,450
ProLogis Trust ...........................            47,800            952,654
                                                                   ------------
                                                                      4,451,763
                                                                   ------------
Total Real Estate Investment Trusts ......                           43,885,364
                                                                   ------------

Real Estate Development &
   Management-4.3%
Brookfield Properties Corp. (Canada) .....            73,300          1,176,465
Catellus Development Corp.(a) ............            17,400            299,280
TrizecHahn Corp. (Canada) ................            37,100            593,229
                                                                   ------------
Total Real Estate Development &
   Management ............................                            2,068,974
                                                                   ------------

Total Common Stocks
      (cost $48,431,714) .................                           45,954,338
                                                                   ------------

SHORT-TERM INVESTMENT-7.3%
Time Deposit-7.3%
State Street Euro Dollar
   2.00%, 11/01/01
   (amortized cost $3,551,000) ...........       $     3,551          3,551,000
                                                                   ------------

Total Investments-102.0%
   (cost $51,982,714) ....................                           49,505,338
Other assets less liabilities-(2.0%) .....                             (971,303)
                                                                   ------------

Net Assets-100% ..........................                         $ 48,534,035
                                                                   ============

(a)   Non-income producing security.

      See notes to financial statements.


--------------------------------------------------------------------------------
                                               ALLIANCE INSTITUTIONAL FUNDS o 37

---------------------------------
STATEMENT OF ASSETS & LIABILITIES
---------------------------------

STATEMENT OF ASSETS & LIABILITIES

October 31, 2001

                                                Premier Growth         Quasar
                                                 Institutional     Institutional
                                                     Fund               Fund
                                                ==============     =============
Assets
Investments in securities, at value
   (cost $251,557,199 and $62,490,093,
   respectively) ............................    $ 205,621,837     $ 62,385,475
Cash ........................................           76,969              357
Receivable for investment securities sold ...        3,172,051           81,679
Receivable for capital stock sold ...........          257,861          395,044
Interest and dividends receivable ...........           22,481            1,685
Deferred organization expenses ..............           17,658           20,098
Receivable due from adviser .................               -0-           9,332
Collateral held for securities loaned .......        3,322,000        2,017,650
                                                 -------------     ------------
Total assets ................................      212,490,857       64,911,320
                                                 -------------     ------------
Liabilities
Payable for investment securities
   purchased ................................        1,692,592        3,560,463
Payable for capital stock redeemed ..........          935,745           47,631
Advisory fee payable ........................          117,746               -0-
Distribution fee payable ....................            7,345               -0-
Payable for collateral received on
   securities loaned ........................        3,322,000        2,017,650
Accrued expenses ............................          106,623          101,896
                                                 -------------     ------------
Total liabilities ...........................        6,182,051        5,727,640
                                                 -------------     ------------
Net Assets ..................................    $ 206,308,806     $ 59,183,680
                                                 =============     ============
Composition of Net Assets
Capital stock, at par .......................    $      20,934     $      8,701
Additional paid-in capital ..................      374,091,929       66,776,434
Accumulated net realized loss
   on investment transactions ...............     (121,868,695)      (7,496,837)
Net unrealized depreciation of investments ..      (45,935,362)        (104,618)
                                                 -------------     ------------
                                                 $ 206,308,806     $ 59,183,680
                                                 =============     ============
Calculation of Maximum
Offering Price
Class I Shares
Net asset value, redemption and offering
   price per share ($178,156,865 / 18,042,103
   and $59,183,593 / 8,700,544 shares of
   capital stock issued and outstanding,
   respectively) ............................            $9.87            $6.80
                                                         =====            =====
Class II Shares
Net asset value, redemption and offering
   price per share ($28,151,941 / 2,892,031
   and $87 / 12.97 shares of capital stock
   issued and outstanding, respectively) ....            $9.73            $6.71
                                                         =====            =====

See notes to financial statements.


--------------------------------------------------------------------------------
38 o ALLIANCE INSTITUTIONAL FUNDS

                                               ---------------------------------
                                               STATEMENT OF ASSETS & LIABILITIES
                                               ---------------------------------

                                                                    Real Estate
                                                                     Investment
                                                                   Institutional
                                                                        Fund
                                                                   =============
Assets
Investments in securities, at value (cost $51,982,714) .......     $ 49,505,338
Cash .........................................................               13
Receivable for capital stock sold ............................        1,342,453
Interest and dividends receivable ............................           48,563
Receivable for investment securities sold ....................           47,518
Receivable due from adviser ..................................           17,736
Deferred organization expenses ...............................           16,907
                                                                   ------------
Total assets .................................................       50,978,528
                                                                   ------------
Liabilities
Payable for investment securities purchased ..................        2,354,734
Payable for capital stock redeemed ...........................           11,278
Distribution fee payable .....................................               10
Accrued expenses .............................................           78,471
                                                                   ------------
Total liabilities ............................................        2,444,493
                                                                   ------------
Net Assets ...................................................     $ 48,534,035
                                                                   ============
Composition of Net Assets
Capital stock, at par ........................................     $      6,332
Additional paid-in capital ...................................       55,821,667
Accumulated net realized loss on investment
  transactions ...............................................       (4,816,588)
Net unrealized depreciation of investments ...................       (2,477,376)
                                                                   ------------
                                                                   $ 48,534,035
                                                                   ============
Calculation of Maximum Offering Price
Class I Shares
Net asset value, redemption and offering price per share
  ($48,472,130 / 6,324,294 shares of capital stock
  issued and outstanding) ....................................            $7.66
                                                                          =====
Class II Shares
Net asset value, redemption and offering price per share
  ($61,905 / 8,027 shares of capital stock issued
  and outstanding) ...........................................            $7.71
                                                                          =====

See notes to financial statements.


--------------------------------------------------------------------------------
                                               ALLIANCE INSTITUTIONAL FUNDS o 37

-----------------------
STATEMENT OF OPERATIONS
-----------------------

STATEMENT OF OPERATIONS

Year Ended October 31, 2001

                                                Premier Growth         Quasar
                                                 Institutional     Institutional
                                                     Fund               Fund
                                                ==============     =============
Investment Income
Dividends (net of foreign taxes withheld
  of $69,807 and $0, respectively) .........     $   1,799,578      $    35,500
Interest ...................................           247,621          125,128
                                                 -------------      -----------
Total income ...............................         2,047,199          160,628
                                                 -------------      -----------
Expenses
Advisory fee ...............................         2,916,030          328,544
Distribution fee--Class II .................            58,250                1
Custodian ..................................           113,414          159,281
Audit and legal ............................            71,704           47,593
Printing ...................................            68,869            6,785
Transfer agency ............................            26,411           42,339
Registration ...............................            23,529           39,357
Directors' fees ............................            19,276           17,566
Amortization of organization expenses ......            14,320           14,600
Administrative .............................           123,000          123,000
Miscellaneous ..............................            18,560            1,731
                                                 -------------      -----------
Total expenses .............................         3,453,363          780,797
Less: expenses waived and reimbursed
  by adviser (See Note B) ..................          (770,686)        (386,543)
                                                 -------------      -----------
Net expenses ...............................         2,682,677          394,254
                                                 -------------      -----------
Net investment loss ........................          (635,478)        (233,626)
                                                 -------------      -----------
Realized and Unrealized Loss on
Investment Transactions
Net realized loss on investment
  transactions .............................      (119,069,254)      (7,361,304)
Net realized gain on in-kind redemptions ...        18,951,753               -0-
Net change in unrealized appreciation/
  depreciation of investments ..............       (32,691,947)      (1,054,439)
                                                 -------------      -----------
Net loss on investments ....................      (132,809,448)      (8,415,743)
                                                 -------------      -----------
Net Decrease in Net Assets From
  Operations ...............................     $(133,444,926)     $(8,649,369)
                                                 =============      ===========

See notes to financial statements.


--------------------------------------------------------------------------------
40 o ALLIANCE INSTITUTIONAL FUNDS

                                                         -----------------------
                                                         STATEMENT OF OPERATIONS
                                                         -----------------------

                                                                    Real Estate
                                                                     Investment
                                                                   Institutional
                                                                        Fund
                                                                   =============
Investment Income
Dividends (net of foreign taxes withheld of $944) ...........       $   645,346
Interest ....................................................            26,329
                                                                    -----------
Total income ................................................           671,675
                                                                    -----------
Expenses
Advisory fee ................................................           111,448
Distribution fee--Class II ..................................                79
Custodian ...................................................            90,629
Audit and legal .............................................            27,155
Registration ................................................            22,087
Directors' fees .............................................            18,714
Transfer agency .............................................            18,582
Amortization of organization expenses .......................            14,391
Printing ....................................................             6,920
Administrative ..............................................           123,000
Miscellaneous ...............................................             3,393
                                                                    -----------
Total expenses ..............................................           436,398
Less: expenses waived and reimbursed
  by adviser (See Note B) ...................................          (312,489)
                                                                    -----------
Net expenses ................................................           123,909
                                                                    -----------
Net investment income .......................................           547,766
                                                                    -----------
Realized and Unrealized Gain (Loss) on Investment
and Foreign Currency Transactions
Net realized gain on investment transactions ................            12,731
Net realized gain on foreign currency transactions ..........                12
Net change in unrealized
  appreciation/depreciation of investments ..................        (2,612,097)
Net loss on investment and foreign currency
  transactions ..............................................        (2,599,354)
                                                                    -----------
Net Decrease in Net Assets From Operations ..................       $(2,051,588)
                                                                    ===========

See notes to financial statements.


--------------------------------------------------------------------------------
                                               ALLIANCE INSTITUTIONAL FUNDS o 41

----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                         Premier Growth
                                                       Institutional Fund
                                                ===============================
                                                 Year Ended        Year Ended
                                                 October 31,       October 31,
                                                     2001             2000
                                                =============     =============
Increase (Decrease) in Net Assets
from Operations
Net investment loss ........................    $    (635,478)    $    (654,986)
Net realized gain (loss) on investment and
  foreign currency transactions ............     (119,069,254)       30,586,059
Net realized gain on in-kind redemptions ...       18,951,753                -0-
Net change in unrealized
  appreciation/depreciation of
  investments ..............................      (32,691,947)      (33,535,588)
                                                -------------     -------------
Net decrease in net assets from
  operations ...............................     (133,444,926)       (3,604,515)
Distributions to Shareholders from
Net realized gain on investments
  Class I ..................................      (28,472,291)      (17,817,296)
  Class II .................................         (751,573)         (554,189)
Distributions in excess of net realized gain
  on investments
  Class I ..................................       (2,884,260)               -0-
  Class II .................................          (76,135)               -0-
Capital Stock Transactions
Net increase (decrease) ....................      (84,611,291)      223,466,149
                                                -------------     -------------
Total increase (decrease) ..................     (250,240,476)      201,490,149
Net Assets
Beginning of period ........................      456,549,282       255,059,133
                                                -------------     -------------
End of period ..............................    $ 206,308,806     $ 456,549,282
                                                =============     =============

See notes to financial statements.


--------------------------------------------------------------------------------
42 o ALLIANCE INSTITUTIONAL FUNDS

                                              ----------------------------------
                                              STATEMENT OF CHANGES IN NET ASSETS
                                              ----------------------------------

                                                    Quasar Institutional Fund
                                                  =============================
                                                   Year Ended       Year Ended
                                                   October 31,      October 31,
                                                      2001             2000
                                                  ============     ============
Increase (Decrease) in Net Assets
from Operations
Net investment loss ..........................    $   (233,626)    $   (223,895)
Net realized gain (loss) on investment
  transactions ...............................      (7,361,304)       5,495,502
Net change in unrealized
  appreciation/depreciation of
  investments ................................      (1,054,439)       2,333,738
                                                  ------------     ------------
Net increase (decrease) in net assets from
  operations .................................      (8,649,369)       7,605,345
Distributions to Shareholders from
Net realized gain on investments
  Class I ....................................      (2,061,488)              -0-
  Class II ...................................             (75)              -0-
Distributions in excess of net realized gain
  on investments
  Class I ....................................        (140,424)              -0-
  Class II ...................................              (5)              -0-
Capital Stock Transactions
Net increase (decrease) ......................      57,428,334      (26,195,961)
                                                  ------------     ------------
Total increase (decrease) ....................      46,576,973      (18,590,616)
Net Assets
Beginning of period ..........................      12,606,707       31,197,323
                                                  ------------     ------------
End of period ................................    $ 59,183,680     $ 12,606,707
                                                  ============     ============

See notes to financial statements.


--------------------------------------------------------------------------------
                                               ALLIANCE INSTITUTIONAL FUNDS o 43

----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------

                                                      Real Estate Investment
                                                        Institutional Fund
                                                   ============================
                                                    Year Ended       Year Ended
                                                    October 31,      October 31,
                                                       2001             2000
                                                   ============     ===========
Increase (Decrease) in Net Assets
from Operations
Net investment income .........................    $    547,766     $   103,150
Net realized gain on investment and
   foreign currency transactions ..............          12,743         274,466
Net change in unrealized
   appreciation/depreciation of
   investments ................................      (2,612,097)        177,644
                                                   ------------     -----------
Net increase (decrease) in net assets from
   operations .................................      (2,051,588)        555,260
Dividends & Distributions to
Shareholders from
Net investment income
   Class I ....................................        (546,675)       (103,127)
   Class II ...................................          (1,102)            (23)
Distributions in excess of net investment
   income
   Class I ....................................              -0-         (7,775)
   Class II ...................................              -0-             (2)
Tax return of capital
   Class I ....................................         (79,359)             -0-
   Class II ...................................            (160)             -0-
Capital Stock Transactions
Net increase (decrease) .......................      49,628,103          (6,722)
                                                   ------------     -----------
Total increase ................................      46,949,219         437,611
Net Assets
Beginning of period ...........................       1,584,816       1,147,205
                                                   ------------     -----------
End of period .................................    $ 48,534,035     $ 1,584,816
                                                   ============     ===========

See notes to financial statements.


--------------------------------------------------------------------------------
44 o ALLIANCE INSTITUTIONAL FUNDS

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

NOTES TO FINANCIAL STATEMENTS
October 31, 2001

NOTE A

Significant Accounting Policies

Alliance Institutional Funds, Inc. (the "Company") was organized as a Maryland corporation on October 3, 1997 and is registered under the Investment Company Act of 1940 as an open-end series investment company. The Company is comprised of four funds, Alliance Premier Growth Institutional Fund, Alliance Quasar Institutional Fund, AllianceBernstein Real Estate Investment Institutional Fund (formerly Alliance Real Estate Investment Institutional Fund) and Special Equity Institutional Fund. This report relates only to the operations of the Premier Growth Institutional Fund, Quasar Institutional Fund and Real Estate Investment Institutional Fund (collectively, the "Funds"). Each Fund has different investment objectives and policies. Each Fund offers Class I and Class II shares. Sales are made without a sales charge, at each Fund's net asset value per share. Each class of shares has identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) or on The Nasdaq Stock Market, Inc. are generally valued at the last reported sale price or if no sale occurred, at the mean of the closing bid and asked price on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.), are valued at the mean of the current bid and asked prices. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S.


--------------------------------------------------------------------------------
                                               ALLIANCE INSTITUTIONAL FUNDS o 45

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized foreign currency gains and losses represent foreign exchange gains and losses from sales and maturities of securities, closed forward exchange currency contracts, holdings of foreign currencies, options on foreign currencies, exchange gains and losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of interest and dividends recorded on the Funds' books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Organization Expenses

Organization expenses of approximately $73,098 for the Premier Growth Institutional Fund, $73,098 for the Quasar Institutional Fund, and $73,099 for the Real Estate Investment Institutional Fund, have been deferred and are being amortized on a straight-line basis through January 2003, March 2003 and December 2002, respectively.

4. Taxes

It is each Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. The Funds accrete discounts and amortize premiums as adjustments to interest income. Investment gains and losses are determined on the identified cost basis.

6. Income and Expenses

All income earned and expenses incurred by the Funds are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except that Class II shares bear higher transfer agent and distribution fees. Expenses of the Company are charged to each Fund in proportion to their net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treat-


--------------------------------------------------------------------------------
46 o ALLIANCE INSTITUTIONAL FUNDS

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

ment; temporary differences do not require such reclassification. During the current fiscal year, permanent differences, primarily due to net operating losses, tax return of capital distributions and redemptions in-kind, resulted in reclassifications within the capital accounts. These reclassifications had no effect on net assets.

NOTE B

Advisory Fee and Other Transactions With Affiliates

Under the terms of an investment advisory agreement, the Funds pay Alliance Capital Management L.P. (the "Adviser"), an advisory fee at an annual rate of 1% of the Premier Growth Institutional and the Quasar Institutional Funds' average daily net assets, respectively, and .90% of the Real Estate Investment Institutional Fund's average daily net assets. Such fees are accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to
 .90% and 1.20% of average daily net assets for Class I and Class II of the Premier Growth Institutional Fund; 1.20% and 1.50% of average daily net assets for Class I and Class II of the Quasar Institutional Fund and 1.00% and 1.30% of average daily net assets for Class I and Class II of the Real Estate Investment Institutional Fund. For the year ended October 31, 2001, such reimbursement amounted to: Premier Growth Institutional Fund $647,686; Quasar Institutional Fund $263,543 and Real Estate Investment Institutional Fund $189,489.

Pursuant to the advisory agreement, the Adviser provides to each Fund certain legal and accounting services. For the year ended October 31, 2001, the Adviser agreed to waive its fees for such services. Such waiver amounted to: Premier Growth Institutional Fund $123,000; Quasar Institutional Fund $123,000 and Real Estate Investment Institutional Fund $123,000.

The Funds compensate Alliance Global Investor Services, Inc. (formerly Alliance Fund Services, Inc.), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Funds. For the year ended October 31, 2001, such compensation amounted to: Premier Growth Institutional Fund $36,000; Quasar Institutional Fund $18,000 and Real Estate Investment Institutional Fund $18,000.

For the year ended October 31, 2001, the Quasar Institutional Fund's expenses were reduced by $479 under an expense offset arrangement with Alliance Global Investor Services, Inc.

Brokerage commissions paid on investment transactions for the year ended October 31, 2001, amounted to $950,525 for the Premier Growth Institutional Fund; $86,279 for the Quasar Institutional Fund and $91,147 for the Real Estate Investment Institutional Fund, of which $55,156 and $40 was paid by the Premier Growth Institutional Fund and the Real Estate Investment Institutional Fund, respectively, to Sanford C. Bernstein & Co. LLC, an affiliate of the Adviser.


--------------------------------------------------------------------------------
                                               ALLIANCE INSTITUTIONAL FUNDS o 47

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

NOTE C

Distribution Services Agreement

The Funds have adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Funds pay distribution and servicing fees to the Distributor at an annual rate of up to .30% of average daily net assets attributable to Class II shares. There are no distribution and servicing fees on Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class II shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Funds' shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and in-kind redemptions), for the year ended October 31, 2001 were as follows:

                                         Purchases                                  Sales
                            ===================================      ===================================
                                  Stocks and   U.S. Government             Stocks and   U.S. Government
Fund                        Debt Obligations      and Agencies       Debt Obligations      and Agencies
========================================================================================================
Premier Growth
  Institutional                 $460,740,645               $-0-          $456,741,549               $-0-
Quasar Institutional              90,071,245                -0-            38,252,407                -0-
Real Estate Investment
  Institutional                   49,409,615                -0-             2,376,910                -0-

At October 31, 2001, the cost of investments for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation (depreciation), excluding foreign currency transactions, were as follows:

                                                   Gross Unrealized
                                            ==============================     Net Unrealized
Fund                                Cost    Appreciation      Depreciation       Depreciation
==============================================================================================
Premier Growth
  Institutional             $260,218,447      $6,105,934      $(60,702,544)      $(54,596,610)
Quasar Institutional          65,436,649       4,545,655        (7,596,830)        (3,051,175)
Real Estate Investment
  Institutional               52,040,669         512,793        (3,048,124)        (2,535,331)


--------------------------------------------------------------------------------
48 o ALLIANCE INSTITUTIONAL FUNDS

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

For federal income tax purposes at October 31, 2001,the Funds had capital loss carryforwards as follows: $113,207,447 expiring in 2009 for the Premier Growth Institutional Fund, $4,550,282 expiring in 2009 for the Quasar Institutional Fund and $4,802,453 for the Real Estate Investment Institutional Fund, of which $251,155 expires in 2006 and $4,551,298 expires in 2007.

NOTE E

Securities Lending

The Funds have entered into a securities lending agreement with UBS/PaineWebber, Inc. (the "Lending Agent"). Under the terms of the agreement, the Lending Agent, on behalf of the Funds, administers the loaning of portfolio securities to certain broker-dealers. In return, the Funds receive fee income from the lending transactions. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. Government securities. The Lending Agent invests the cash collateral in an eligible money market vehicle in accordance with the investment restrictions of the Funds. UBS/PaineWebber will indemnify the Funds for any loss resulting from a borrower's failure to return a loaned security when due. As of October 31, 2001, the Premier Growth Institutional Fund had loaned securities with a value of $3,170,600 and received cash collateral of $3,322,000 and the Quasar Institutional Fund had loaned securities with a value of $1,916,448 and received cash collateral of $2,017,650. For the year ended October 31, 2001, the Premier Growth Institutional Fund and Quasar Institutional Fund earned fee income of $6,235 and $2,845, respectively, which is included in interest income in the accompanying statement of operations.

NOTE F

Capital Stock

There are 18,000,000,000 shares of $.001 par value capital stock authorized, 6,000,000,000 shares each for Premier Growth Institutional Fund, Quasar Institutional Fund and Real Estate Investment Institutional Fund. Each Fund consists of two classes designated Class I and Class II, each


--------------------------------------------------------------------------------
                                               ALLIANCE INSTITUTIONAL FUNDS o 49

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

with 3,000,000,000 authorized shares. Transactions in shares of capital stock were as follows:

                                              Premier Growth Institutional Fund

                         -------------------------------         -----------------------------------
                                      Shares                                    Amount
                         -------------------------------         -----------------------------------
                          Year Ended          Year Ended            Year Ended            Year Ended
                         October 31,         October 31,           October 31,           October 31,
                                2001                2000                  2001                  2000
                         ---------------------------------------------------------------------------
Class I
Shares sold                7,869,971          16,054,397         $ 102,144,425         $ 294,936,943
----------------------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  distributions            1,989,004             950,112            29,636,162            16,531,956
----------------------------------------------------------------------------------------------------
Shares redeemed          (17,988,800)         (4,920,222)         (245,949,900)          (91,022,094)
----------------------------------------------------------------------------------------------------
Net increase
  (decrease)              (8,129,825)         12,084,287         $(114,169,313)        $ 220,446,805
====================================================================================================

Class II
Shares sold                3,398,300             470,745         $  41,867,913         $   8,518,059
----------------------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  distributions               54,898              17,845               808,648               308,178
----------------------------------------------------------------------------------------------------
Shares redeemed           (1,163,860)           (332,550)          (13,118,539)           (5,806,893)
----------------------------------------------------------------------------------------------------
Net increase               2,289,338             156,040         $  29,558,022         $   3,019,344
====================================================================================================

                                                  Quasar Institutional Fund

                         -------------------------------         -----------------------------------
                                      Shares                                    Amount
                         -------------------------------         -----------------------------------
                          Year Ended          Year Ended            Year Ended            Year Ended
                         October 31,         October 31,           October 31,           October 31,
                                2001                2000                  2001                  2000
                         ---------------------------------------------------------------------------
Class I
Shares sold                9,189,531             298,778         $  69,999,883         $   3,088,272
----------------------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  distributions              261,481                  -0-            2,201,671                    -0-
----------------------------------------------------------------------------------------------------
Shares redeemed           (1,858,701)         (1,311,244)          (14,772,973)          (13,252,010)
----------------------------------------------------------------------------------------------------
Net increase
  (decrease)               7,592,311          (1,012,466)        $  57,428,581         $ (10,163,738)
====================================================================================================

Class II
Shares sold                        1           1,336,824         $           8         $  12,803,527
----------------------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  distributions                    8                  -0-                   71                    -0-
----------------------------------------------------------------------------------------------------
Shares redeemed                  (40)         (3,159,264)                 (326)          (28,835,750)
----------------------------------------------------------------------------------------------------
Net decrease                     (31)         (1,822,440)        $        (247)        $ (16,032,223)
====================================================================================================


--------------------------------------------------------------------------------
50 o ALLIANCE INSTITUTIONAL FUNDS

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

                                      Real Estate Investment Institutional Fund

                        ----------------------------         --------------------------------
                                   Shares                                 Amount
                        ----------------------------         --------------------------------
                         Year Ended       Year Ended           Year Ended          Year Ended
                        October 31,      October 31,          October 31,         October 31,
                               2001             2000                 2001                2000
                        ---------------------------------------------------------------------
Class I
Shares sold               6,320,306          657,691         $ 51,201,285         $ 4,558,486
---------------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends                  27,568           15,502              210,000             110,356
---------------------------------------------------------------------------------------------
Shares redeemed            (235,534)        (630,520)          (1,845,048)         (4,675,581)
---------------------------------------------------------------------------------------------
Net increase
  (decrease)              6,112,340           42,673         $ 49,566,237         $    (6,739)
=============================================================================================

Class II
Shares sold                   8,090               -0-        $     62,942         $        -0-
---------------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends                     161                2                1,254                  17
---------------------------------------------------------------------------------------------
Shares redeemed                (283)              -0-              (2,330)                 -0-
---------------------------------------------------------------------------------------------
Net increase                  7,968                2         $     61,866         $        17
=============================================================================================

NOTE G

Bank Borrowing

A number of open-end mutual funds managed by the Adviser, including the Funds, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expense in the statement of operations. The Funds did not utilize the Facility during the year ended October 31, 2001.


--------------------------------------------------------------------------------
                                               ALLIANCE INSTITUTIONAL FUNDS o 51

--------------------
FINANCIAL HIGHLIGHTS
--------------------

FINANCIAL HIGHLIGHTS
Selected Data For a Share of Capital Stock Outstanding Throughout Each Period

                                                             Premier Growth Institutional Fund

                                                  --------------------------------------------------------
                                                                           Class I
                                                  --------------------------------------------------------
                                                                                               January 7,
                                                                                                  1998(a)
                                                          Year Ended October 31,                       to
                                                  --------------------------------------      October 31,
                                                      2001           2000           1999             1998
                                                  --------------------------------------------------------
Net asset value, beginning of period ........     $  17.06       $  17.55       $  12.62          $ 10.00
                                                  --------------------------------------------------------
Income From Investment Operations
Net investment income (loss)(b)(c) ..........         (.02)          (.03)          (.04)             .01
Net realized and unrealized gain (loss) on
  investment transactions ...................        (5.94)           .75           4.98             2.61
                                                  --------------------------------------------------------
Net increase (decrease) in net asset value
  from operations ...........................        (5.96)           .72           4.94             2.62
                                                  --------------------------------------------------------
Less: Dividends and Distributions
Dividends from net investment income ........           -0-            -0-          (.01)              -0-
Distributions from net realized gain
  on investments ............................        (1.12)         (1.21)            -0-              -0-
Distributions in excess of net realized
  gains .....................................         (.11)            -0-            -0-              -0-
                                                  --------------------------------------------------------
Total dividends and distributions ...........        (1.23)         (1.21)          (.01)              -0-
                                                  ========================================================
Net asset value, end of period ..............     $   9.87       $  17.06       $  17.55          $ 12.62
                                                  ========================================================
Total Return
Total investment return based
  on net asset value(d) .....................       (37.36)%         3.94%         39.17%           26.20%
Ratios/Supplemental Data
Net assets, end of period(e) ................     $178,157       $446,373       $247,269          $56,894
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements ..........................          .90%           .90%           .90%             .90%(f)
  Expenses, before waivers/
    reimbursements ..........................         1.16%          1.13%          1.28%            2.29%(f)
  Net investment income (loss)(c) ...........         (.20)%         (.16)%         (.22)%            .08%(f)
Portfolio turnover rate .....................          156%           124%            85%              86%

See footnote summary on page 57.


--------------------------------------------------------------------------------
52 o ALLIANCE INSTITUTIONAL FUNDS

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

Selected Data For a Share of Capital Stock Outstanding Throughout Each Period

                                                             Premier Growth Institutional Fund

                                                  --------------------------------------------------------
                                                                         Class II
                                                  --------------------------------------------------------
                                                                                               January 7,
                                                                                                  1998(a)
                                                          Year Ended October 31,                       to
                                                  --------------------------------------      October 31,
                                                      2001           2000           1999             1998
                                                  --------------------------------------------------------
Net asset value, beginning of period ........     $  16.88       $  17.44       $  12.58          $ 10.00
                                                  --------------------------------------------------------
Income From Investment Operations
Net investment loss(b)(c) ...................         (.06)          (.10)          (.10)            (.03)
Net realized and unrealized gain (loss) on
  investment transactions ...................        (5.86)           .75           4.96             2.61
                                                  --------------------------------------------------------
Net increase (decrease) in net asset value
  from operations ...........................        (5.92)           .65           4.86             2.58
                                                  --------------------------------------------------------
Less: Distributions
Distributions from net realized gain
  on investments ............................        (1.12)         (1.21)            -0-              -0-
Distributions in excess of net realized
  gains .....................................         (.11)            -0-            -0-              -0-
                                                  --------------------------------------------------------
Total distributions .........................        (1.23)         (1.21)            -0-              -0-
                                                  ========================================================
Net asset value, end of period ..............     $   9.73       $  16.88       $  17.44          $ 12.58
                                                  ========================================================
Total Return
Total investment return based
  on net asset value(d) .....................       (37.54)%         3.54%         38.63%           25.80%
Ratios/Supplemental Data
Net assets, end of period(e) ................     $ 28,152       $ 10,176       $  7,790          $ 3,014
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements ..........................         1.20%          1.30%          1.30%            1.30%(f)
  Expenses, before waivers/
    reimbursements ..........................         1.49%          1.53%          1.68%            2.65%(f)
  Net investment loss(c) ....................         (.52)%         (.57)%         (.62)%           (.38)%(f)
Portfolio turnover rate .....................          156%           124%            85%              86%

See footnote summary on page 57.


--------------------------------------------------------------------------------
                                               ALLIANCE INSTITUTIONAL FUNDS o 53

--------------------
FINANCIAL HIGHLIGHTS
--------------------

Selected Data For a Share of Capital Stock Outstanding Throughout Each Period

                                                                 Quasar Institutional Fund

                                                  --------------------------------------------------------
                                                                           Class I
                                                  --------------------------------------------------------
                                                                                                March 17,
                                                                                                  1998(a)
                                                          Year Ended October 31,                       to
                                                  --------------------------------------      October 31,
                                                      2001           2000           1999             1998
                                                  --------------------------------------------------------
Net asset value, beginning of period ........     $  11.38       $   7.92       $   7.42          $ 10.00
                                                  --------------------------------------------------------
Income From Investment Operations
Net investment income (loss)(b)(c)  .........         (.05)          (.11)          (.02)              -0-
Net realized and unrealized gain (loss) on
  investment transactions ...................        (2.69)          3.57            .53            (2.58)
                                                  --------------------------------------------------------
Net increase (decrease) in net asset value
  from operations ...........................        (2.74)          3.46            .51            (2.58)
                                                  --------------------------------------------------------
Less: Dividends and Distributions
Distributions in excess of net
  investment income .........................           -0-            -0-          (.01)              -0-
Distributions from net realized gain
  on investments ............................        (1.72)            -0-            -0-              -0-
Distributions in excess of net realized
  gains .....................................         (.12)            -0-            -0-              -0-
                                                  --------------------------------------------------------
Total dividends and distributions ...........        (1.84)            -0-          (.01)              -0-
                                                  --------------------------------------------------------
Net asset value, end of period ..............     $   6.80       $  11.38       $   7.92          $  7.42
                                                  ========================================================
Total Return
Total investment return based on
  net asset value(d) ........................       (27.20)%        43.69%          6.88%          (25.80)%
Ratios/Supplemental Data
Net assets, end of period(e) ................     $ 59,184       $ 12,606       $ 16,798          $20,513
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements ..........................         1.20%          1.20%          1.20%            1.20%(f)
  Expenses, before waivers/
    reimbursements ..........................         2.38%          2.39%          2.08%            3.82%(f)
  Net investment income (loss)(c) ...........         (.71)%        (1.08)%         (.20)%            .03%(f)
Portfolio turnover rate .....................          125%           181%           144%              61%

See footnote summary on page 57.


--------------------------------------------------------------------------------
54 o ALLIANCE INSTITUTIONAL FUNDS

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

Selected Data For a Share of Capital Stock Outstanding Throughout Each Period

                                                                 Quasar Institutional Fund

                                                  --------------------------------------------------------
                                                                          Class II
                                                  --------------------------------------------------------
                                                                                                March 17,
                                                                                                  1998(a)
                                                          Year Ended October 31,                       to
                                                  --------------------------------------      October 31,
                                                      2001           2000           1999             1998
                                                  --------------------------------------------------------
Net asset value, beginning of period ........     $  11.32       $   7.90       $   7.40          $ 10.00
                                                  --------------------------------------------------------
Income From Investment Operations
Net investment loss(b)(c) ...................         (.07)          (.06)          (.05)           (5.89)
Net realized and unrealized gain (loss) on
  investment transactions ...................        (2.70)          3.48            .55             3.29
                                                  --------------------------------------------------------
Net increase (decrease) in net asset value
  from operations ...........................        (2.77)          3.42            .50            (2.60)
                                                  --------------------------------------------------------
Less: Distributions
Distributions from net realized gain
  on investments ............................        (1.72)            -0-            -0-              -0-
Distributions in excess of net realized
  gains .....................................         (.12)            -0-            -0-              -0-
                                                  --------------------------------------------------------
Total distributions .........................        (1.84)            -0-            -0-              -0-
                                                  --------------------------------------------------------
Net asset value, end of period ..............     $   6.71       $  11.32       $   7.90          $  7.40
                                                  ========================================================
Total Return
Total investment return based on
  net asset value(d) ........................       (27.71)%        43.29%          6.76%          (26.00)%
Ratios/Supplemental Data
Net assets, end of period ...................     $     87       $    495       $ 14,400(e)       $   283
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements ..........................         1.50%          1.35%          1.35%            1.60%(f)
  Expenses, before waivers/
    reimbursements ..........................         2.23%          2.29%          2.14%            4.62%(f)
  Net investment loss(c) ....................         (.84)%         (.64)%         (.51)%           (.14)%(f)
Portfolio turnover rate .....................          125%           181%           144%              61%

See footnote summary on page 57.


--------------------------------------------------------------------------------
                                               ALLIANCE INSTITUTIONAL FUNDS o 55

--------------------
FINANCIAL HIGHLIGHTS
--------------------

Selected Data For a Share of Capital Stock Outstanding Throughout Each Period

                                                         Real Estate Investment Institutional Fund

                                                  --------------------------------------------------------
                                                                           Class I
                                                  --------------------------------------------------------
                                                                                              December 9,
                                                                                                  1997(a)
                                                          Year Ended October 31,                       to
                                                  --------------------------------------      October 31,
                                                      2001           2000           1999             1998
                                                  --------------------------------------------------------
Net asset value, beginning of period ........     $   7.48       $   6.77       $   7.78          $ 10.00
                                                  --------------------------------------------------------
Income From Investment Operations
Net investment income(b)(c) .................          .39            .07            .37              .43
Net realized and unrealized gain (loss) on
  investment transactions ...................          .21           1.12           (.90)           (2.26)
                                                  --------------------------------------------------------
Net increase (decrease) in net asset value
  from operations ...........................          .60           1.19           (.53)           (1.83)
                                                  --------------------------------------------------------
Less: Dividends and Distributions
Dividends from net investment income ........         (.39)          (.45)          (.37)            (.39)
Distributions in excess of net investment
  income ....................................           -0-          (.03)          (.06)              -0-
Tax return of capital .......................         (.03)            -0-          (.05)              -0-
                                                  --------------------------------------------------------
Total dividends and distributions ...........         (.42)          (.48)          (.48)            (.39)
                                                  --------------------------------------------------------
Net asset value, end of period ..............     $   7.66       $   7.48       $   6.77          $  7.78
                                                  ========================================================
Total Return
Total investment return based on
  net asset value(d) ........................         8.05%         18.28%         (7.21)%         (18.61)%
Ratios/Supplemental Data
Net assets, end of period(e) ................     $ 48,472       $  1,584       $  1,147          $18,193
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements ..........................         1.00%          1.00%          1.00%            1.00%(f)
  Expenses, before waivers/
    reimbursements ..........................         3.52%         13.03%          3.54%            3.09%(f)
  Net investment income(c) ..................         5.32%          1.01%          4.75%            5.62%(f)
Portfolio turnover rate .....................           19%           211%            32%              11%

See footnote summary on page 57.


--------------------------------------------------------------------------------
56 o ALLIANCE INSTITUTIONAL FUNDS

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

Selected Data For a Share of Capital Stock Outstanding Throughout Each Period

                                                         Real Estate Investment Institutional Fund

                                                  --------------------------------------------------------
                                                                          Class II
                                                  --------------------------------------------------------
                                                                                              December 9,
                                                                                                  1997(a)
                                                            Year Ended October 31,                     to
                                                  --------------------------------------      October 31,
                                                      2001           2000           1999             1998
                                                  --------------------------------------------------------
Net asset value, beginning of period ........     $   7.52       $   6.79       $   7.77          $ 10.00
                                                  --------------------------------------------------------
Income From Investment Operations
Net investment income (loss)(b)(c)  .........          .34           (.07)           .20              .41
Net realized and unrealized gain (loss) on
  investment transactions ...................          .25           1.24           (.74)           (2.28)
                                                  --------------------------------------------------------
Net increase (decrease) in net asset
  value from operations .....................          .59           1.17           (.54)           (1.87)
                                                  --------------------------------------------------------
Less: Dividends and Distributions
Dividends from net investment income ........         (.34)          (.40)          (.36)            (.36)
Distributions in excess of net investment
  income ....................................           -0-          (.04)          (.04)              -0-
Tax return of capital .......................         (.06)            -0-          (.04)              -0-
                                                  --------------------------------------------------------
Total dividends and distributions ...........         (.40)          (.44)          (.44)            (.36)
                                                  --------------------------------------------------------
Net asset value, end of period ..............     $   7.71       $   7.52       $   6.79          $  7.77
                                                  ========================================================
Total Return
Total investment return based on
  net asset value(d) ........................         7.83%         17.86%         (7.32)%         (19.02)%
Ratios/Supplemental Data
Net assets, end of period ...................     $     62(e)    $    440       $    380          $   320
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements ..........................         1.30%          1.40%          1.40%            1.40%(f)
  Expenses, before waivers/
    reimbursements ..........................         7.57%         15.25%          2.93%            3.59%(f)
  Net investment income(c) ..................         4.53%          1.00%          2.32%            5.04%(f)
Portfolio turnover rate .....................           19%           211%            32%              11%

(a)   Commencement of operations.

(b)   Based on average shares outstanding.

(c)   Net of expenses waived by Adviser.

(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.

(e)   000's omitted.

(f)   Annualized.


--------------------------------------------------------------------------------
                                               ALLIANCE INSTITUTIONAL FUNDS o 57

---------------------------
REPORT OF ERNST & YOUNG LLP
       INDEPENDENT AUDITORS
---------------------------

REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS

To the Shareholders and Board of Directors Alliance Institutional Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Alliance Premier Growth Institutional Fund, Alliance Quasar Institutional Fund and AllianceBernstein Real Estate Investment Institutional Fund (three of the funds constituting the Alliance Institutional Funds, Inc. (the "Funds")) as of October 31, 2001, and the related statements of operations, for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds constituting the Alliance Institutional Funds, Inc. at October 31, 2001, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


/s/ Ernst & Young LLP

New York, New York
December 12, 2001

TAX INFORMATION (UNAUDITED)

In order to meet certain requirements of the Internal Revenue Code we are advising you that $21,063,293 of the capital gain distributions paid by the Premier Growth Institutional Fund during the fiscal year October 31, 2001 are subject to a maximum tax rates of 20%.

Shareholders should not use the above information to prepare their tax returns. The information necessary to complete your income tax returns was included with your Form 1099 DIV which was sent to you separately in January 2001.


--------------------------------------------------------------------------------
58 o ALLIANCE INSTITUTIONAL FUNDS

                                                    ----------------------------
                                                    GLOSSARY OF INVESTMENT TERMS
                                                    ----------------------------

GLOSSARY OF INVESTMENT TERMS

basis point (bp)

One basis point equals 0.01%.

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

capitalization or market capitalization

The absolute dollar value of a company's outstanding stock. Capitalization is determined by multiplying the amount of publicly owned shares by the stock's current market value.

earnings

Revenues minus cost of sales, operating expenses, and taxes, over a given period of time. Earnings are often the most important determinant of a company's stock price.

equity

Another term for stock.

index

A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.

net asset value (NAV)

The value of a mutual fund's total assets, minus its liabilities, divided by the number of shares outstanding.

NYSE

The New York Stock Exchange.

portfolio

The collection of securities that make up a fund's or an investor's investments.

price-to-earnings (P/E) ratio

What an investor pays for a security versus a company's earnings per share of outstanding stock.

real estate investment trust (REIT)

A security which invests only in real estate and mortgage-backed securities.

sector

A group of securities that are similar with respect to maturity, type, rating, industry and/or coupon. Refers to a distinct part of the economy, for example, the technology sector.

share

A unit which represents ownership in a mutual fund or stock.

valuation

The process of determining the value of an asset or company.

yield

The rate of return on an asset, usually referring to dividend or interest payments, expressed as a percentage of current market price.


--------------------------------------------------------------------------------
                                               ALLIANCE INSTITUTIONAL FUNDS o 59

----------------
ALLIANCE CAPITAL
----------------

ALLIANCE CAPITAL
The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with approximately $421 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 37 of the FORTUNE 100 companies and public retirement funds in 44 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by 646 investment professionals in 36 cities and 19 countries. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 9/30/01.


--------------------------------------------------------------------------------
60 o ALLIANCE INSTITUTIONAL FUNDS

                                                --------------------------------
                                                ALLIANCE CAPITAL AT YOUR SERVICE
                                                --------------------------------

ALLIANCE CAPITAL AT YOUR SERVICE

At Alliance Capital, shareholder satisfaction is among our top priorities. That is why we provide our shareholders with a wide variety of products and time-saving services.

o     Automatic Reinvestment

      You may choose to reinvest fund dividend and capital-gains distributions automatically at no charge.

o     Automatic Investment Program

      Build your investment account by having money automatically transferred from your bank account on a regular basis.

o     Dividend Direction Plans

      You may cross-invest dividends from one fund into the same class of shares in any other fund without incurring a sales charge--a good way to diversify your assets.

o     Auto Exchange

      You may choose to automatically exchange money from one Alliance Capital fund to another on a regular basis. This can be a good way to dollar cost average*, helping you to invest with discipline.

o     Systematic Withdrawals

      Regular checks for specified amounts can be sent to you or to your brokerage or bank account.

o     E-Statements and Electronic Delivery

      Sign up to view your quarterly mutual fund, retirement or CollegeBoundfund(SM) account statements online, rather than wait to receive paper copies in the mail. You may also sign up for electronic delivery of your legal documents so you can receive your semi-annual and annual shareholder reports, prospectuses and prospectus supplements online. It's easy, convenient and saves you time and storage space. Sign up today at www.alliancecapital.com. Simply go to Individual Investor, U.S., Account Access.

o     A Choice of Purchase Plans

      Most funds are available in A, B, and C Class shares. Many funds are also available in Advisor Class shares.

o     Telephone Transaction

      Purchases, transfers and redemptions can be made by calling (800) 221-5672. Our knowledgeable representatives are available to assist you Monday through Friday from 8:30 a.m. to 8:00 p.m. Eastern Standard Time.

o     Alliance Answer: 24-Hour Information

      For your convenience, our computerized audio response system is available to you 24-hours a day by calling (800) 251-0539. Using any touch tone phone, you can hear share prices, get account balances, review details of your last transaction, obtain dividend information, order statements/checkbooks, review fund objectives, and Watchlist information, order additional copies of statements and request additional year-end tax forms (available from February 1 to May 31).

o     The Alliance Advance

      A quarterly newsletter discussing investment strategies, economic news and other mutual fund matters.

o Our Website at www.alliancecapital.com gives you a broad perspective of Alliance Capital. You can reach Alliance mutual fund and account information more directly from www.investor.alliancecapital.com. Either way, you'll have access to extensive Alliance fund data, answers to frequently asked questions, and financial planning tools and calculators.

* Dollar cost averaging does not assure a profit nor protect against loss in a declining market. Since this strategy involves continuous investments in securities, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.


--------------------------------------------------------------------------------
                                               ALLIANCE INSTITUTIONAL FUNDS o 61

------------------
BOARD OF DIRECTORS
------------------

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
William H. Foulk, Jr.(1)
Clifford L. Michel(1)
Donald J. Robinson(1)

OFFICERS

Alfred Harrison, Executive Vice President
Jane Mack Gould, Executive Vice President
Bruce K. Aronow, Senior Vice President
Kathleen A. Corbet, Senior Vice President
Daniel G. Pine, Senior Vice President
Thomas J. Bardong, Vice President
Thomas Kamp, Vice President
David A. Kruth, Vice President
Daniel Nordby, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller

Custodian

State Street Bank & Trust Company
225 Franklin Street
Boston, MA 02116

Principal Underwriter

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Auditors

Ernst & Young LLP
787 Seventh Avenue
New York, NY 10019

Transfer Agent

Alliance Global Investor Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-free (800) 221-5672

(1)   Member of the Audit Committee.


--------------------------------------------------------------------------------
62 o ALLIANCE INSTITUTIONAL FUNDS

                                                --------------------------------
                                                ALLIANCE CAPITAL FAMILY OF FUNDS
                                                --------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS

Domestic Equity Funds

Growth & Income Fund
Growth Fund
Health Care Fund
Premier Growth Fund
Quasar Fund
Technology Fund
The Alliance Fund

Global & International Equity Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Fund
International Premier Growth Fund
The Korean Investment Fund
New Europe Fund
Worldwide Privatization Fund

AllianceBernstein Value Funds

Disciplined Value Fund
Global Value Fund
International Value Fund
Real Estate Investment Fund
Small Cap Value Fund
Utility Income Fund
Value Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Small Cap Growth Portfolio
Technology Portfolio

Asset Allocation Funds

Balanced Shares
Conservative Investors Fund
Growth Investors Fund

Fixed Income Funds

Corporate Bond Portfolio
Global Dollar Government Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
North American Government Income Trust
Quality Bond Portfolio
U.S. Government Portfolio

Municipal Income Funds

National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

Closed-End Funds

All-Market Advantage Fund
The Austria Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
The Southern Africa Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.


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      NOTES


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64 o ALLIANCE INSTITUTIONAL FUNDS
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Alliance Institutional Funds
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

  Alliance Capital [LOGO](R)
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(R) These registered service marks used under license from the owner, Alliance
Capital Management L.P.

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